As filed with the Securities and Exchange Commission on July 29 , 2011

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 326

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 3 27
_____________________________________________________________________________________________
FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2090

Francine J. Rosenberger, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006

Copies to:
Lina Bhatnagar
Atlantic Fund Services
Three Canal Plaza
Portland, ME 04101

It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[ X ]     on August 1, 2011 , pursuant to Rule 485, paragraph (b)(1)
[   ]     60 days after filing pursuant to Rule 485, paragraph (a)(1)
[   ]     on                               , pursuant to Rule 485, paragraph (a)(1)
[   ]     75 days after filing pursuant to Rule 485, paragraph (a)(2)
[   ]     on                               , pursuant to Rule 485, paragraph (a)(2)
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered:  Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Hard Currency Fund

MERK ABSOLUTE RETURN CURRENCY FUND ®
Investor Shares (MABFX )
Institutional  Shares (MAAIX)

MERK ASIAN CURRENCY FUND ®
Investor Shares (MEAFX )
Institutional Shares (MASIX)

MERK HARD CURRENCY FUND SM
Investor Shares (MERKX)
Institutional  Shares (MHCIX)

PROSPECTUS │AUGUST 1, 2011

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	2
This important section summarizes the Funds’ objectives, strategies, fees, risks, past performance, portfolio turnover, portfolio managers, your account and other information.

Merk Absolute Return Currency Fund	2
Merk Asian Currency Fund	8
Merk Hard Currency Fund	14

Details Regarding the Funds’ Investment Strategies and Risks	20
This section includes additional information about each Fund’s investment strategies.

Merk Absolute Return Currency Fund	20
Merk Asian Currency Fund	21
Merk Hard Currency Fund	22

Additional Information Regarding the Funds’ Invesment Risks	23
This section includes additional information about each Fund’s investment risks.

Management	28
Investment Adviser	28
Portfolio Managers	28
Other Service Providers	28
Fund Expenses	29

Your Account	30
How to Contact the Funds	30
General Information	30
Choosing a Share Class	32
Buying Shares	33
Selling Shares	37
Exchanging Shares	40
Retirement Accounts	41

Other Information	42

Financial Highlights	44

SUMMARY SECTION

Merk Absolute Return Currency Fund – Investor Shares and Institutional Shares

Investment Objective

The Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.30%	1.05%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$132	$412	$713	$ 1,568
Institutional Shares	$107	$334	$579	$ 1,283

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in money market instruments and high quality debt securities denominated in a currency to which the Fund seeks exposure or in a combination of U.S. dollar denominated securities and forward currency contracts that expose the Fund to such currencies.  The Fund will typically not employ leverage.  Positive absolute returns may be generated from the income produced by the debt securities, plus (minus) the gains (losses) resulting from fluctuations in the values of currencies relative to the U.S.  dollar.  Absolute returns means a positive return over time irrespective of prevailing market conditions.

The Fund will be exposed primarily to currencies of developed countries that, in the Adviser’s opinion, have liquid currency markets.   For purposes of pursuing its investment goal, the Fund will typically enter into derivative currency transactions, including currency forwards and cross currency forwards.  The Fund may also invest in options on currencies, currency futures contracts, options on currency futures contracts, currency swaps, and cross currency swaps.  Additionally, t he Fund may take delivery of foreign currencies and sell actual foreign currencies.

The Fund will not have a material portion of its assets invested in securities issued by issuers located in local markets when it has invested substantially in forward foreign currency contracts or other derivative instruments.

In seeking to achieve positive absolute returns, the Adviser makes currency exposure allocations based on quantitative and qualitative analysis.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Quantitative Analysis.  The Adviser may consider quantitative factors to determine portfolio allocations.  Quantitative factors that the Adviser may consider include fundamental and technical analysis of currency and economic data.  Fundamental considerations may include a country’s gross domestic product or the central bank’s benchmark interest rate.  Technical considerations may include the relative performance of currencies over time.

Additionally, the Adviser may utilize statistical currency analysis to assess overall portfolio risk.  This process is referred to as “risk overlay.”

Qualitative Analysis.  Qualitative factors that the Adviser may consider include an analysis of monetary policies pursued by central banks and economic environments; a country’s perceived political stability; the risk of government intervention in its financial markets; and proprietary analysis on the outlook of a country’s currency.  This process is referred to as “macro overlay.”

The Adviser integrates the quantitative and qualitative analyses by:

•	Determining currency allocations based on quantitative factors;

•	Balancing currency allocations based on a “risk overlay,” and

•	Utilizing a “macro overlay” to adjust currency allocations based on qualitative factors.

Once the Adviser has determined the appropriate currency exposure levels, the Adviser will select instruments to create a liquid portfolio of short duration.  To try to reduce the interest rate and credit risk to its portfolio, the Adviser typically maintains a weighted average portfolio maturity of less than eighteen months and buys money market and high quality debt securities.  The Adviser may modify the Fund’s currency allocations as its analysis evolves.

The Adviser may sacrifice yield in return for high credit quality of debt securities.  The Adviser may choose to buy exclusively U.S. fixed-income instruments in conjunction with forward contracts to obtain exposure to currencies.

Principal Investment Risks

Counterparty Risk. A counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.   The Fund may experience delays in obtaining recovery or obtain limited or no recovery in such circumstances.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments, including foreign securities, forward currency contracts, cross currency forwards, currency futures, currency swaps and cross currency swaps.

Currency Management Strategies Risk.  Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

Derivative Securities Risk. The risks of investments in derivatives, including options, futures contracts and options on futures contracts, include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fixed-Income Securities Risk. The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security.

Foreign Instruments Risk. Foreign investments are subject to risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Forward Currency Contract Risk.   Entering into forward currency transactions may generate profits or losses for the Fund depending upon movements in the currencies in which the forward currency contract is denominated.

General Market Risk .   The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Geographic Concentration Risk.  The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Fund focuses its investments.

Interest Rate Risk. The value of your investment in the Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Liquidity Risk.  Certain fixed-income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that the Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Market Events Risk.   It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Tax Risk.  As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  In the event the U.S. Treasury Department issues regulations excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities (or options and futures with respect thereto), the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

Trading Practices Risk. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.

Performance Information

The following chart and table illustrate the returns of  the Investor Share Class as of December, 31, 2010.  The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance for the past year and how the Fund’s average annual returns compare to the Citigroup 3-Month U.S.T-Bill Index.  Because the Investor Share Class has higher expenses than the Institutional Share Class, the performance of the Investor Share Class would be lower than the performance that the Institutional Share Class realized for the same period. Updated performance information is available at www.merkfunds.com or by calling (866) 637-5386 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2011 was -1.81%.

During the period shown, the highest return was 2.56%, for the quarter ended December 31, 2010, and the lowest return was   -0.41%, for the quarter ended March 31, 2010).

Average Annual Total Returns

(For the periods ended December, 31, 2010)

	1 Year	Life of Fund
		(9/9/2009)
Institutional Shares – Return Before Taxes (1)	4.94%	2.24%
Investor Shares - Return Before Taxes	4.65%	2.03%
Investor Shares - Return After Taxes on Distributions	4.63%	2.01%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	3.02%	1.71%
Citigroup 3-Month U.S. T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	0.13%

(1) For Institutional Shares, performance for the periods are blended average annual returns which include the returns of Investor Shares prior to April 1, 2010, the commencement of operations of Institutional Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Merk Investments, LLC (“Merk”) is the Adviser to the Fund.

Portfolio Managers.  As portfolio managers, Axel Merk and Kieran Osborne are primarily responsible for the day-to-day management of the Fund. Mr. Merk and Mr. Osborne have served as portfolio managers of the Fund since its inception in 2009.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  You may purchase or redeem shares directly from the Fund by calling (866) 637-5386) (toll free) or writing to the Fund at Merk Mutual Funds, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Investor Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$250,000	$	None
Retirement Accounts	$1,000	$100	$250,000	$	None

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

Merk Asian Currency Fund – Investor Shares and Insitutional Shares

Investment Objective

The Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.30%	1.05%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$132	$412	$713	$ 1,568
Institutional Shares	$107	$334	$579	$ 1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in securities or instruments that provide exposure to Asian currencies.  The Fund normally expects to achieve this exposure through investments in high quality, short-term debt instruments denominated in Asian currencies or a combination of U.S. dollar denominated securities and forward currency contracts, including non-deliverable forward contracts,  that seek to profit from a decline of the U.S. dollar relative to Asian currencies.

The Fund will not have a material portion of its assets invested in securities issued by issuers located in Asian markets when it has invested substantially in forward foreign currency contracts or other derivative instruments.

The Adviser will determine and revise currency exposure allocations based on both quantitative and qualitative analysis.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Quantitative Factors.  Quantitative factors that the Adviser may consider include a country’s gross domestic product; its trade and current account balance with the United States; its interest rates; and the volatility of its currency relative to other currencies.

Qualitative Factors. Qualitative factors that the Adviser may consider include an analysis of monetary policies pursued by central banks and economic environments; a country’s perceived political stability; the risk of government intervention in its financial markets; and proprietary analysis on the outlook of a country’s currency.

Once the Adviser has allocated the currency exposure levels for the Fund, the Adviser will select instruments to create a liquid portfolio of short duration.  The Adviser may adapt the currency allocations as its analysis of monetary policies and economic environments or other considerations it deems relevant evolve.

To try to reduce interest rate risk to its portfolio, the Fund will only buy money market or high quality debt instruments with effective maturities of one year or less at the time of purchase.  The Adviser may sacrifice yield in return for high credit quality of debt securities.  The Fund will specifically seek exposure to the currency risk of select Asian currencies.  The Adviser will invest in a basket of instruments that provide exposure to Asian currencies to reduce the exposure to the risks of any one currency.

The Adviser may choose to predominantly, or even exclusively, buy U.S. fixed-income instruments in conjunction with forward contracts, as well as non-deliverable forward contracts (“NDF contracts”) in order to mitigate the risks of investing in countries that do not have well developed debt markets or where the government may restrict the flow of capital.

Principal Investment Risks

Asian and Emerging Markets Risk.  Asian markets are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.  Many Asian markets are considered emerging markets and have more risk than securities issued in more developed foreign markets.

Counterparty Risk. A counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.   The Fund may experience delays in obtaining recovery or obtain limited or no recovery in such circumstances.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments, including foreign securities, forward currency contracts, cross currency forwards, currency futures, currency swaps and cross currency swaps .

Currency Management Strategies Risk.  Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

Derivative Securities Risk. The risks of investments in derivatives, including options, futures contracts and options on futures contracts, include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Foreign Instruments Risk. Foreign investments are also subject to risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Forward Currency Contract Risk.     Entering into forward currency transactions may generate profits or losses for the Fund depending upon movements in the currencies in which the forward currency contract is denominated.

General Market Risk.   The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Geographic Concentration Risk.  The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Fund focuses its investments.

Interest Rate Risk.   The value of your investment in the Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Market Events Risk.   It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have adverse effect on the Fund.

Tax Risk.  As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  In the event the U.S. Treasury Department issues regulations excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities (or options and futures with respect thereto), the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

Trading Practices Risk. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.

Performance Information

The following chart and table illustrate the variability of the Investor Share Class returns as of December, 31, 2010.  The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare to the Citigroup 3-Month U.S. T - Bill Index.  Because the Investor Share Class has higher expenses than the Institutional Share Class, the performance of the Investor Share Class would be lower than the performance that the Institutional Share Class realized for the same period.  Updated performance information is available at www.merkfunds.com or by calling (866) 637-5386 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2011 was 1.17%.

During the period shown, the highest return was 2.64% for the quarter ended  September 30, 2010, and the lowest return was -1.43% for the quarter ended June 30, 2010.

Average Annual Total Returns

(For the periods ended December, 31, 2010)

	1 Year	Life of Fund
		(4/1/2008)
Institutional Shares – Return Before Taxes (1)	3.09%	0.21%
Investor Shares - Return Before Taxes	2.89%	(0.28)%
Investor Shares - Return After Taxes on Distributions	2.60%	(0.43)%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	1.87%	(0.32)%
Citigroup 3-Month U.S. T - Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	0. 50%

(1) For Institutional Shares, performance for the periods are blended average annual returns which include the returns of Investor Shares prior to April 1, 2010, the commencement of operations of Institutional Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Merk Investments, LLC is the Adviser to the Fund.

Portfolio Manager.  As portfolio manager, Axel Merk is primarily responsible for the day-to-day management of the Fund.  Mr. Merk has served as portfolio manager of the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  You may purchase or redeem shares directly from the Fund by calling (866) 637-5386 (toll free) or writing to the Fund at Merk Mutual Funds, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Investor Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$250,000	$	None
Retirement Accounts	$1,000	$100	$250,000	$	None

Tax Information

Shareholders may receive from the Fund distributions, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

Merk Hard Currency Fund – Investor Shares and Institutional Shares

Investment Objective

The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.30%	1.05%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$132	$412	$713	$ 1,568
Institutional Shares	$107	$334	$579	$ 1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 49 % of the average value of its portfolio.  The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in “hard currency” denominated investments.  The Fund normally invests in a basket of hard currency denominated investments composed of high quality, short-term debt instruments and indirectly, in gold.  Hard currencies are currencies of countries pursuing what the Adviser believes to be “sound” monetary policy and gold.  Sound monetary policy is defined by the Adviser as providing an environment fostering long-term price stability.   Gold is the only currency with intrinsic value and, as such, qualifies as a hard currency.  Rather than buying gold bullion, to the extent that the Fund invests in gold, it will do so indirectly through exchange traded products (“ETPs”), forward and futures contracts.  The Fund may invest in ETPs sponsored by the Adviser or its affiliates.

The Adviser will determine currency allocations based on an analysis of monetary policies pursued by central banks and economic environments.  The Adviser searches for currencies that, in the Adviser’s opinion, are backed by sound monetary policy or gold.  Once this determination has been made, money market or other debt instruments will be selected to create a liquid portfolio of short duration and high credit quality.  The Adviser may adapt the currency allocations as its analysis of monetary policies and economic environments evolves.

The Fund will specifically seek the currency risk of select countries pursuing what the Adviser believes are sound monetary policies.  As long-term price stability is unlikely to be achieved by most currencies, if any, the Adviser focuses on a country’s monetary policy that fosters such stability.  The Adviser will invest in a basket of hard currency denominated investments that may include gold to reduce the exposure to the risks of any one currency.

To try to reduce interest rate and credit risk to its portfolio, the Fund typically maintains a weighted average portfolio maturity of less than eighteen months and only buys money market or other short-term debt instruments that are issued by companies with an outstanding unsecured debt issue rated in the top three ratings by U.S. nationally recognized ratings services or that the Adviser considers comparable in quality to instruments rated in the top three ratings.

To gain exposure to foreign hard currencies, the Fund may also invest in a combination of U.S. dollar denominated securities and forward currency contracts.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Principal Investment Risks

Counterparty Risk. A counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.   The Fund may experience delays in obtaining recovery, or obtain limited or no recovery in such circumstances.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments, including foreign securities, forward currency contracts, cross currency forwards, currency futures, currency swaps and cross currency swaps .

Currency Management Strategies.  Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.

Derivative Securities Risks. The risks of investments in derivatives, including options, futures contracts and options on futures contracts,  include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Exchange-Traded Funds , Exchange-Traded Products and Investment Companies Risk.  The risks of investment in these securities typically reflect the risks of the types of instruments in which the ETF, ETP or investment company invests.

Foreign Instruments Risk. Foreign investments are also subject to risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer .

Forward Currency Contract Risk.   Entering into forward currency transactions may generate profits or losses for the Fund depending upon movements in the currencies in which the forward currency contract is denominated.

Futures Contract Risk.     There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Gold-Related Securities Risk.  The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments.

Interest Rate Risk.   The value of your investment in the Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Market Events Risk.   It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have adverse effect on the Fund.

Non-Diversification Risk.  The Fund is non-diversified.  Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Tax Risk.  As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  In the event the U.S. Treasury Department issues regulations excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities (or options and futures with respect thereto), the Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

Trading Practices Risk. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.

Performance Information

The following chart and table illustrate the variability of the Investor Share Class returns as of December, 31, 2010.  The chart and table provide some indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare to the JPMorgan 3-Month Global Cash Index.  Because the Investor Share Class has higher expenses than the Institutional Share Class, the performance of the Investor Share Class would be lower than the performance that the Institutional Share Class realized for the same period.  Updated performance information is available at www.merkfunds.com or by calling (866) 637-5386 (toll free).

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The calendar year-to-date total return as of June 30, 2011 was 5.56%.

During the period shown, the highest return was 9.05% for the quarter ended  September 30, 2010, and the lowest return was -8.79% for the quarter ended September  30, 2008.

Average Annual Total Returns

(For the periods ended December, 31, 2010)

	1 Year	5 Years	Life of Fund
			(5/10/05)
Institutional Shares - Return Before Taxes (1)	4.89%	7.86%	6.47%
Investor Shares - Return Before Taxes	4.63%	7.81%	6.43%
Investor Shares - Return After Taxes on Distributions	3.86%	6.78%	5.53%
Investor Shares - Return After Taxes on Distributions and Sale of Fund Shares	3.07%	6.16%	5.04%
JPMorgan 3-Month Global Cash Index (reflects no deduction for fees, expenses or taxes)	0.25%	6.23%	4.46%

(1) For Institutional Shares, performance for the periods are blended average annual returns which include the returns of Investor Shares prior to April 1, 2010, the commencement of operations of Institutional Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser. Merk Investments, LLC is the Adviser to the Fund.

Portfolio Manager.  As portfolio manager, Axel Merk is primarily responsible for the day-to-day management of the Fund.  Mr. Merk has served as portfolio manager of the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business.  You may purchase or redeem shares directly from the Fund by calling (866) 637-5386 (toll free) or writing to the Fund at Merk Mutual Funds, P.O. Box 588, Portland, Maine 04112.  You also may purchase or redeem shares of the Fund through your financial intermediary.  The Fund accepts investments in the following minimum amounts:

	Investor Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$250,000	$	None
Retirement Accounts	$1,000	$100	$250,000	$	None

Tax Information

Shareholders may receive from the Fund distributions, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Concepts to Understand

The value of the Funds’ shares will fluctuate.  The Funds are not a substitute for a money market fund.

Money Market Instrument means a high credit quality, short-term debt security that is denominated in a foreign currency or in U.S. dollars.  Money market instruments are issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money.  The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity.

High Quality Debt Security means an instrument issued by an entity with an outstanding unsecured debt issue rated in the top tier ratings by a U.S. nationally recognized ratings service, or that the Adviser considers comparable in quality to instruments rated in the top tier.

Debt Securities are securities issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money.  The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity.

Maturity means the date on which a debt security is (or may be) due and payable.

Duration is a measure of a bond or bond fund's price sensitivity to changes in interest rates.  Duration is defined as the weighted average term to maturity of a security's cash flows, where the weights are the present value of each cash flow as a percentage to the security's price.  The greater a bond or fund's duration, the greater its price volatility in response to changes in interest rates.

Derivative Security means an investment contract whose value depends on, or is derived from, the value of an underlying asset, interest rate, index or commodity such as a futures contract.

Forward Currency Contract means an agreement to buy or sell a specified amount of currency at a set price on a future date.   When combined with U.S. dollar denominated money market instruments, it may obtain a result that is substantially the same as a direct investment in a foreign currency denominated instrument.

Non-Deliverable Forward Contract (“NDF”) means a cash-settled, short-term Forward Currency Contract on a foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement for an agreed upon notional amount.  This combination may obtain a result that is substantially the same as a direct investment in a foreign currency denominated instrument.  NDF contracts are commonly used to gain exposure, especially to thinly traded or non-convertible foreign currencies.

Futures Contracts   are standardized bilateral agreements, generally traded on an exchange, where one party agrees to accept, and the other party agrees to make, delivery of cash, s ecurities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract.

Merk Absolute Return Currency Fund
Investor Shares and Institutional Shares

Additional Information Regarding Principal Investment Strategies

The Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies.  The Fund’s objective may be changed by the Board without a shareholder vote.

Currencies the Fund may have exposure to include, but are not limited to, the currencies of Australia, Canada, Eurozone, Japan, New Zealand, Norway, Sweden, Switzerland, United Kingdom, and the United States.

The Fund may also invest in other securities whose performance is expected to have a high correlation to the performance of currencies.

Derivative transactions the Fund may engage in will typically be fully collateralized on a net basis.  The Fund’s investments in derivative currency transactions may result in net short currency exposures.

Because delivery and settlement of forward contracts takes place in the future, the Fund will retain the assets it intends to use to settle the contracts and invest these assets in various U.S. fixed-income instruments that the Adviser expects will generate income for the Fund.  The value of such investments (to the extent used to cover the Fund’s net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to currencies will be counted for purposes of the Fund’s 80% policy.

If the Adviser deems a currency crisis likely, the Adviser may concentrate the Fund’s exposure to a few currencies that meet the Adviser’s qualitative and quantitative investment factors.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Merk Asian Currency Fund
Investor Shares and Institutional Shares

Additional Information Regarding Principal Investment Strategies

The Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies.  The Fund’s objective may be changed by the Board without a shareholder vote.

To gain exposure to Asian currencies, the Fund may invest in other securities where the performance of the security is expected to have a high correlation to the performance of Asian currencies.

Asian currencies the Fund may invest in include, but are not limited to, the currencies of China, Hong Kong, Japan, India, Indonesia, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand.

Because delivery and settlement of forward contracts take place in the future, the Fund will retain the assets it intends to use to settle the contracts and invest these assets in various U.S. fixed-income instruments that the Adviser expects will generate income for the Fund.  The value of such investments (to the extent used to cover the Fund’s net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to Asian currencies will be counted for purposes of the Fund’s 80% policy.

The Adviser may exclude exposure to certain currencies if, in the Adviser’s opinion, its analysis does not support the potential for the currency’s appreciation.  If the Adviser deems a currency crisis likely, the Adviser may concentrate the Fund’s exposure in a few currencies that meet the Adviser’s qualitative and quantitative investment factors. The Fund’s investments in derivative currency transactions may result in certain net short currency exposures.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Merk Hard Currency Fund
Investor Shares and Institutional Shares

Additional Information Regarding Principal Investment Strategies

The Fund seeks to protect against the depreciation of the U.S. dollar  relative to other currencies.

The Adviser may sacrifice yield in currencies in return for high credit quality of debt securities.  The Adviser may exclude currencies if, in the Adviser’s opinion, the potential for appreciation is not backed by sound monetary policy.

If the Adviser deems a currency crisis likely, it is possible that the Fund will concentrate its investment in a few currencies that meet the Adviser’s investment criteria for stringent monetary policies and practices. The Fund’s investments in derivative currency transactions may result in certain net short currency exposures.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits).  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT RISKS

Fund	Principal Investment Risks
Merk Absolute Return Currency Fund
Counterparty; Credit; Currency Exchange Rate; Currency Management Strategies; Derivative Securities; Fixed Income Securities; Foreign Instruments; Forward Currency Contract; General Market; Geographic Concentration; Interest Rate; Liquidity; Derivatives;  Market Events; Tax; and Trading Practices

Merk Asian Currency Fund
Asian and Emerging Markets; Counterparty; Credit; Currency Exchange Rate; Currency Management Strategies; Derivative Securities; Foreign Instruments; Forward Currency Contract; General Market; Geographic Concentration ; Interest Rate; Market Events; Tax; and Trading Practices

Merk Hard Currency Fund
Counterparty; Credit; Currency Exchange Rate; Currency Management Strategies; Derivative Securities; Exchange-Traded Funds , Exchange-Traded Products and Investment Companies; Foreign Instruments; Forward Currency Contract; Futures Contract; General Market; Gold-Related Securities; Interest Rate; Non-Diversification; Market Events; Tax; and Trading Practices

Asian and Emerging Markets Risk.   The value of the Merk Asian Currency Fund’s assets may be adversely affected by political, economic, social and religious instability; changes in laws or regulations of countries within Asia; international relations with other nations; and military activity.  Furthermore, the economies of many Asian countries may differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payment position, and sensitivity to changes in global trade.  Any adverse event in the Asian markets may have a significant adverse effect on the economies of the region as well as on the Merk Asian Currency Fund.

Many Asian countries are considered emerging markets.  Investing in emerging markets involves greater risks than investing in more developed markets because, among other things, emerging markets are often less stable politically and economically.  The economies of emerging market countries are smaller and less developed than that of the U.S.  Securities markets of such countries are substantially smaller, less liquid, and more volatile than securities markets in the U.S.  Brokerage commissions, custodian services fees, withholding taxes, and other costs relating to investment in emerging markets are generally higher than in the U.S.

Counterparty Risk.  The risk that a counterparty to a financial instrument entered into by each Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties.  Each Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Funds may obtain only limited recovery or may obtain no recovery in such circumstances.  The Funds will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the Adviser.

Credit Risk.  The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security.  In the short term, the Funds will not collect interest and principal payments on a fixed-income security if the issuer defaults.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as the credit rating of a security declines.  Accordingly, the value of an investment in the Funds may change in response to changes in the credit ratings of each Fund's portfolio securities.

Currency Exchange Rate Risk. Currency exchange rates may fluctuate significantly over short periods of time.  Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad.  Changes in foreign currency exchange rates may affect the net asset value of each Fund and the price of each Fund’s shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.

Currency Management Strategies Risk.  Currency management strategies, including forward currency contracts and cross-hedging, may substantially change each Fund’s exposure to currency exchange rates and could result in losses to each Fund if currencies do not perform as the Adviser expects.  In addition, currency management strategies, to the extent that such strategies reduce each Fund’s exposure to currency risks, may also reduce each Fund’s ability to benefit from favorable changes in currency exchange rates.  There is no assurance that the Adviser’s use of currency management strategies will benefit the Funds or that they will be, or can be, used at appropriate times.  Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.  Currency markets are generally less regulated than securities markets.

Derivative Securities Risk.  Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on each Fund’s performance.  The successful use of derivatives generally depends on the Adviser’s ability to predict market movements.

The Funds may use derivatives in various ways.  The Funds may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes.  Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and each Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  The Funds may use derivatives to hedge (or reduce) exposure to a portfolio asset or risk.  The Funds may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks.  Each Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Investment Risks to which each Fund is exposed, as described below.  Certain of the different risks to which each Fund might be exposed due to its use of derivatives include the following:

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Segregation Risk is the risk associated with any requirement, which may be imposed on the Funds, to segregate assets or enter into offsetting positions in connection with investments in derivatives.  Such segregation will not limit each Fund’s exposure to loss, and the Funds may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, each Fund would sell the segregated assets.

Volatility Risk is the risk that, because the Funds may use some derivatives that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments, as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Exchange-Traded Funds , Exchange-Traded   Products and Investment Companies Risk. The Merk Hard Currency Fund may invest in shares of ETFs , ETPs and investment companies, which invest in a wide range of commodities, derivatives, and/or other securities designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index).  The risks of investment in these securities typically reflect the risks of the types of instruments in which the ETP, ETF or investment company invests.  When the Merk Hard Currency Fund invests in ETFs, ETPs and investment company securities, shareholders of the Merk Hard Currency Fund bear their proportionate share of their fees and expenses, as well as their share of the Merk Hard Currency Fund’s fees and expenses.  As a result, an investment by the Merk Hard Currency Fund in an ETP, ETF or investment company could cause the Merk Hard Currency Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF , ETP or investment company.   To the extent that the Merk Hard Currency Fund invests in any ETP sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses.

Fixed Income Securities Risk.  The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security.  The value generally falls when interest rates rise, especially for long-term, lower-quality securities.  Conversely, when interest rates fall, issuers may prepay fixed rate securities, forcing the Funds to invest in securities with lower interest rates.  At any time, the financial condition of an issuer may so deteriorate that the issuer defaults on interest or principal payments due to the Funds on securities held.

Foreign Instruments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets .

Forward Currency Contract Risk.   A Fund can enter into forward currency contracts to expose a Fund to currencies. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Entering into forward currency transactions exposes a Fund to currency exchange rate risks, described elsewhere in this section. While using forward currency contracts to hedge currency exposures could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. To the extent a forward currency contract is used to hedge another position in a Fund, that Fund will be exposed to the risks associated with hedging.

Futures Contract Risk.   Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which may increase the volatility of that Fund.  Collateral may be required when investing in futures contracts.  The amount of collateral may be small relative to the magnitude of risk assumed by the Fund.

General Market Risk.   The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund or the Fund could underperform other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Geographic Concentration Risk.  To the extent the Funds focus their investments in currencies of a particular country or geographic region, the Funds may be particularly susceptible to economic, political or regulatory events affecting those countries or regions.  In addition, currency devaluations could occur in countries that have not yet experienced currency volatility .

Gold-Related Securities Risk.  Investments in gold-related securities, such as certain ET P s and forward and futures contracts, may subject the Merk Hard Currency Fund to greater volatility than investments in traditional securities.  The value of gold-related securities may fluctuate due to overall market movements and other factors affecting the value of the price of gold-related securities, such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments.  A fluctuation in the price of gold underlying a derivative security may cause the Merk Hard Currency Fund to lose money.

Interest Rate Risk.  The value of your investment in the Funds may change in response to changes in interest rates.   An increase in interest rates typically causes a fall in the value of debt securities in which each Fund may invest.   The longer a fixed-income security’s duration, the more its value typically falls in response to an increase in interest rates.

Liquidity Risk.  Certain securities held by the Funds may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, the Funds may have to hold these securities longer than they would like and may forego other investment opportunities.  There is a possibility that the Funds may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Market Events Risk.   It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Non-Diversification Risk. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers.  These factors can have a negative effect on the value of the Merk Hard Currency Fund’s shares.  However, the Merk Hard Currency Fund intends to meet certain tax diversification requirements.

Tax Risk. As a regulated investment company, each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.   Each Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund’s total net assets.  Although foreign currency gains currently constitute “qualifying income,” the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities (or options and futures with respect thereto).  Such regulations might treat gains from some of each Fund’s foreign currency-denominated positions as not “qualifying income,” and there is a remote possibility that such regulations might be applied retroactively, in which case, each Fund may not qualify as a regulated investment company for one or more past years.   In the event the U.S.Treasury Department issues such regulations, the Funds’ Board may authorize a significant change in investment strategy or Fund liquidation.

Trading Practices Risk. Brokerage commissions and other fees generally are higher for foreign securities.  Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.  The procedures and rules governing foreign transactions and custody (holding of the Funds’ assets) also may involve delays in payment, delivery or recovery of money or investments.

MANAGEMENT

The Merk Absolute Return Currency Fund, Merk Asian Currency Fund and Merk Hard Currency Fund (individually, a “Fund” and collectively the “Funds”) are each a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund).  The business of the Trust and the Funds is managed under the oversight of the Board.  The Board oversees the Funds and meets periodically to review each Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Funds.  Additional information regarding the Board and the Trust’s executive officers, may be found in the Funds’ Statement of Additional Information (the “SAI”), which is available from the Funds’ website at www.merkfunds.com.

Investment Adviser

The Funds’ Adviser is Merk Investments, LLC, 555 Bryant Street #455, Palo Alto, California 94301.  The Adviser has acted as the investment adviser to one or more Funds since 2005.  As of June 3 0 , 201 1 , the Adviser had $ 706 million of assets under management.

Subject to the general oversight of the Board, the Adviser makes investment decisions for each Fund.  The Adviser receives an annual advisory fee from each  Fund at an annual rate equal to 1.00% of the average annual daily net assets of the under the terms of the Investment Advisory Agreement.  Under that agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses of the Funds except any expenses  the Funds are authorized to pay under Rule 12b-1, the transfer agent’s basis points fee, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement will be included in the Funds’ semi-annual report for the period end ing   September 30, 2011.

Portfolio Managers

Axel Merk is president of the Adviser and makes all investment decisions for the Merk Hard Currency Fund and the Merk Asian Currency Fund.  Mr. Merk founded the Adviser in 2001.  Mr. Merk conducted investment advisory activities for Merk Investments AG, a company he founded in Switzerland in 1994, until he transferred these activities to the Adviser in 2001.  He holds a B. A. in Economics (magna cum laude) and a M. Sc. in Computer Science from Brown University in Rhode Island.

Mr. Merk and Mr. Kieran Osborne are jointly responsible for all investment decisions related to the Merk Absolute Return Currency Fund.  Mr. Osborne , CFA, joined the Adviser in January 2009.  Prior to joining the Adviser, Mr. Osborne worked as an equity analyst for New Zealand based Brook Asset Management from October 2006 to April 2008. Mr. Osborne also previously worked for New York based hedge fund MCM Associates as an Analyst and Trader.  He holds a Master of Business (Distinction in Finance), a Bachelor of Commerce, and a Bachelor of Tourism from the University of Otago, New Zealand, and is a CFA charterholder .

The Funds’ SAI provides additional information about the compensation of the Mr. Merk and Mr. Osborne, other accounts managed by the portfolio managers and the ownership of the Funds’ securities by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Funds and the Trust and supplies certain officers to the Trust, including a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel.

Foreside Fund Services, LLC (the “Distributor”), the Trust’s principal underwriter, acts as the Trust’s distributor in connection with the offering of the Funds’ shares.  The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Adviser is obligated to pay most of the Funds’ operating expenses.  Expenses of each Fund include that Fund’s own expenses as well as Trust expenses that are allocated among each Fund, its classes of shares and all other funds of the Trust.

YOUR ACCOUNT

How to Contact the Funds

On the internet at:
www.merkfunds.com

Telephone the Funds at:
(866) MERK FUND
(866) 637-5386 (toll free)

Fax the Funds at:
(207) 347-2195

Write to the Funds at:
Merk Mutual Funds
P.O. Box 588
Portland, Maine 04112

Overnight address:
Merk Mutual Funds
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):
Please contact the transfer agent at (866) 637-5386 (toll free) to obtain the ABA routing number and account number for the Funds.

General Information

You may purchase or sell (redeem) shares of each Fund class on any day that the NYSE is open for business.  Under unusual circumstances, such as in the case of an emergency, the Fund may calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of each Fund class at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order.  “Good order” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees.  All requests to purchase or sell Fund shares received in good order prior to the Fund’s close will receive that day’s NAV.  Requests received in good order after the Fund’s close or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV.  The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

If you purchase shares directly from a Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter.  Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement.  You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

Each Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable.  Each Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect that Fund or its operations.

When and How NAV is Determined.  Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The NYSE is open every weekday, Monday through Friday, except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.  NYSE holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.  To the extent that the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days that the Fund is open for business as markets or exchanges other than the NYSE may be closed.

The NAV of each Fund class is determined by taking the market value of the total assets of the class, subtracting the liabilities of the class, and then dividing the result (net assets) by the number of outstanding shares of the class.  Since the Funds invest in securities that trade on foreign securities markets on days other than a Fund business day, the value of each Fund’s portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

Each Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in other open-end registered investment companies are valued at their NAV.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time the Fund calculates its NAV or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board.  The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Transactions through Financial Intermediaries.  The Funds have authorized certain financial intermediaries, including the designees of such entities, to accept purchase, redemption and exchange orders on the Funds’ behalf.  If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different than the policies and fees if you had invested directly in a Fund.  Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares.  You should consult your broker or other representative of your financial intermediary for more information.

All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary.  Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed the same day at that day’s NAV.  To ensure that this occurs, the financial intermediaries are responsible for transmitting all orders to the Funds in compliance with their contractual deadlines.

Payments to Financial Intermediaries.  Each Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping and shareholder communication services.  For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary.  The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.  To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources, may provide additional compensation to financial intermediaries.  Such compensation is sometimes referred to as “revenue sharing.”  Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares.  For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses.  It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating registered sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving such compensation may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments.  Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program.  Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law.  The Trust’s Anti-Money Laundering Program is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  In this regard, each Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2) to freeze any account and/or suspend account services.  These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law.  If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings.  A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at www.merkfunds.com.

Choosing a Share Class

Each Fund offers two classes of shares: Investor Shares and Institutional Shares.  Each class has a different combination of purchase restrictions and ongoing fees, allowing you to choose the class that best meets your needs.

Investor Shares. Investor Shares of each Fund are sold to retail investors who invest in the Fund directly or through a fund supermarket or other investment platform.  Investor Shares are sold without the imposition of initial sales charges and are subject to a Rule 12b-1 fee of up to 0.25% of the Fund’s average daily net assets.  A lower minimum initial investment is required to purchase Investor Shares.

Institutional Shares. Institutional Shares of each Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts.  Institutional Class shares are sold without the imposition of initial sales charges and are not subject to any Rule 12b-1 fees.

	Investor Shares	Institutional Shares
Minimum Investment Amounts	$2,500	$250,000
Sales Charges	None	None
Rule 12b-1 Distribution Fees	0.25%	None

Buying Shares

How to Make Payments.  Unless purchased through a financial intermediary, all investments must be made by check, ACH or wire.  All checks must be payable in U.S. dollars and drawn on U.S. financial institutions.  In the absence of the granting of an exception consistent with the Trust’s Anti-Money Laundering Program, the Funds do not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).  The Funds and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of a Fund.

Checks.  Checks must be made payable to Merk Mutual Funds. For individual, sole proprietorship, joint, Uniform Gifts to Minors Act (“UGMA”) and Uniform Transfers to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to Merk Mutual Funds. A $20 charge may be imposed on any returned checks.

ACH.  Refers to the Automated Clearing House system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your U.S. financial institution may charge you a fee for this service.

Wires.  Instruct your U.S. financial institution with whom you have an account to make a federal funds wire payment to the Funds.  Your U.S. financial institution may charge you a fee for this service.

Minimum Investments.  Each Fund accepts investments in the following minimum amounts:

	Investor Shares		Institutional Shares
	Minimum Initial Investment	Minimum Additional Investment	Minimum Initial Investment	Minimum Additional Investment
Standard Accounts	$2,500	$100	$250,000	$	None
Retirement Accounts	$1,000	$100	$250,000	$	None

Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of Traditional or Roth Individual Retirement Accounts (“IRA”) in order to meet minimum investment amounts.

Account Requirements.  The following table describes the requirements to establish certain types of accounts in each Fund.

Type of Account		Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•	Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and may have tax benefits.	• •	Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. The custodian must sign in a manner indicating custodial capacity.
Corporations/Other	•
The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary’s certificate.

Trusts	•	The trust must be established before an account may be opened.
	•	The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number (“TIN”), physical street address, date of birth and other information or documents that will allow the Fund to identify you.  If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser.  If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount.  The Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion.  If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account.  If your account is closed, you may be subject to a gain or loss on Fund shares. You will be subject to any related taxes and will not be able to recoup any redemption fees assessed, if applicable.  If the Fund has not yet received payment for the shares being sold, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

Policy on Prohibition of Foreign Shareholders.  Each Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or who can show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

Investment Procedures.  The following table describes the procedures for investing in each Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary	Through a Financial Intermediary
•	Contact your financial intermediary using the method that is most convenient for you.	•	Contact your financial intermediary using the method that is most convenient for you.
By Check	By Check
•	Call, write or e-mail the Fund or visit the Fund website for an account application.	•	Fill out an investment slip from a confirmation or write the Fund a letter.
•	Complete the application (and other required documents, if applicable).	•	Write your account number on your check.
•	Mail the Fund your original application (and other required documents, if applicable) and a check.	•	Mail the Fund the investment slip or your letter and the check.
By Wire	By Wire
•	Call, write or e-mail the Fund or visit the Fund website for an account application.	•	Instruct your U.S. financial institution to wire your money to the Fund.
•	Complete the application (and other required documents, if applicable).
•	Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.
•	Mail the Fund your original application (and other required documents, if applicable).
•	Instruct your U.S. financial institution to wire your money to the Fund.

By Internet [for Investor Shares only]	By Internet [for Investor Shares only]
•	Log on to the Fund website.	•	Log on to the Fund website.
	•Select “ Open an Account.”		•Select “ My Account.”
	•Complete the application online.		•Provide the following information:
	•Accept the terms of the online application.		•Your user ID
•	The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application. The account		•Your password
	opening amount is limited to $25,000 (if you would like to invest more than $25,000, you may make the investment by check or wire).		•Select the “Purchase” option under the “Account Listing” menu.
•Follow the instructions provided
•
The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.  Subsequent purchases are limited to $25,000 per day (if you would like to invest more than $25,000, you may make the investment by check or wire).

By ACH Payment (for Investor Shares only)	By ACH Payment (for Investor Shares only)
•	Call, write or e-mail the Fund or visit the Fund website for an account application.	•	Call to request a purchase by ACH payment.
•	Complete the application (and other required documents, if applicable).	•	The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application. ACH purchases are limited to $25,000 per day.
•	Call the Fund to notify the transfer agent that you are faxing your complete application (and other required documents, if applicable). The transfer agent will assign you an account number.
•	Mail the Fund your original application (and other required documents, if applicable).
•	The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application. ACH purchases are limited to $25,000 per day.

Systematic Investments.  You may establish a systematic investment plan to invest automatically a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month.  Payments for systematic investments are automatically debited from your designated savings or checking account via ACH.  Systematic investments must be for at least $100 per occurrence.  If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application.  Your signed account application must be received at least three business days prior to the initial transaction.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher.  Please call (866) 637-5386 (toll free) for additional information regarding systematic investment plans.

Limitation on Frequent Purchases.  Frequent trading by a Fund’s shareholders may pose risks to other shareholders in a Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund’s expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.    The Adviser believes that the nature of the investments in which the Funds invest do not lend themselves to market timing activity.   The Board has adopted a policy of not monitoring for frequent purchases and redemptions of the Funds ’ shares.

Canceled or Failed Payments.  Each Fund accepts checks and ACH payments at full value subject to collection.  If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear.  You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement.  Each Fund and its agents have the right to reject or cancel any purchase due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV.  The right of redemption may not be suspended, except for any period during which:  (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the “SEC”) determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of the Fund.

If the Fund has not yet collected payment for the shares being sold, it may delay sending redemption proceeds until such payment is collected, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary
•	If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.
By Mail
•	Prepare a written request including:
	•	your name(s) and signature(s);
	•	your account number;
	•	the Fund name and class;
	•	the dollar amount or number of shares you want to sell;
	•	how and where to send the redemption proceed;
	•	a Medallion Signature Guarantee (if required); and
	•	other documentation (if required).
•	Mail the Fund your request and documentation.

By Telephone
•	Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•	Provide the following information:
• your account number;
• exact name(s) in which the account is registered; and
• additional form of identification.
•	Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.
By Internet (for Investor Shares only)
•	Log on to the Fund website, unless you declined internet trading privileges on your account application.
•	Select “My Account .”
•	Provide the following information:
• your user ID; and
• your password.
•	Select the “Redemption” option under the “Account Listing” menu.
•	Follow the instructions provided.
•	Redemption proceeds will be electronically credited to your account at the U.S. financial institution identified on your account application.
By Systematic Withdrawal
•	Complete the systematic withdrawal section of the application.
•	Attach a voided check to your application.
•	Mail the completed application to the Fund.
•	Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges.  You may redeem your shares with proceeds payable by wire unless you declined wire redemption privileges on your account application.  The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges.  You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application.  You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Systematic Withdrawals.  You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month.  Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment.  To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application.  The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of a Fund’s shares and may result in a gain or loss for federal income tax purposes.  Please call (866) 637-5386 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements.  To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee.  A Medallion Signature Guarantee verifies the authenticity of your signature.  You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public.  Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•	written requests to redeem $100,000 or more;
•	changes to a shareholder’s record name or account registration;
•	paying redemption proceeds from an account for which the address has changed within the last 30 days;
•	sending redemption and distribution proceeds to any person, address or financial institution account not on record;
•	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
•	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Small Account Balances.  If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance.  If after 60 days, the account value is still below the minimum balance, the Fund may close your account and send you the proceeds.  The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Investor Shares	Institutional Shares
Standard Accounts	$500	$500
Retirement Accounts	None	None

Redemptions in Kind.  Pursuant to an election filed with the SEC, each Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash.  If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.  In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund.  Please see the SAI for more details on redemptions in kind.

Lost Accounts.  The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.  When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund.  In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled.  However, checks will not be reinvested into accounts with a zero balance, but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state’s law.

Rule 12b-1 and Other Service Fees.  The Trust has adopted a Rule 12b-1 plan under which the Investor Shares of each Fund pays the Distributor a fee up to 0.25% of the average daily net assets for distribution services and/or the servicing of shareholder accounts.  Investor Shares pay distribution fees on an ongoing basis.  Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Distributor may pay any fee received under the Rule 12b-1 plan to the Adviser or other financial intermediaries that provide distribution and shareholder services with respect to Investor Shares.

In addition to the Investor Share Class of each Fund paying fees under the Rule 12b-1 plan, both share classes of the Funds may pay service fees to financial intermediaries for administration, recordkeeping and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Exchanging Shares

You may exchange Fund shares for shares of other Merk Mutual Funds. For a list of funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Funds available for exchange may not be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences.

Requirements. You may make exchanges only between identically registered accounts (name(s), address, and TIN ). There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone exchange order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange
Through a Financial Intermediary
•	Contact your financial intermediary by the method that is most convenient for you.
By Mail
•	Prepare a written request including:
	•	your name(s) and signature(s);
	•	your account number;
	•	the name of each Fund you are exchanging;
	•	the dollar amount or number of shares you want to sell (and exchange);
	•	a Medallion Signature Guarantee (if required); and
	•	other documentation (if required).
•	Complete a new account application if you are requesting different shareholder privileges in the Fund into which you are exchanging.
•	Mail the Fund your request and documentation.
By Telephone
•	Call the Fund with your request, unless you declined telephone redemption privileges on your account application.
•	Provide the following information:
	•	your account number;
	•	exact name(s) in which the account is registered; and
	•	additional form of identification.

By Internet (for Investor Shares only)
•	Log on to the Fund website, unless you declined internet trading privileges on your account application.
•	Select “My Account.”
•	Provide the following information:
• your user ID; and
• your password.
•	Select the “Transaction/Exchange” option under the “Account Listing” menu.
•	Follow the instructions provided.

Retirement Accounts

You may invest in shares of each Fund through an IRA, including traditional and Roth IRAs, also known as “Qualified Retirement Accounts.” Each Fund may also be appropriate for other retirement plans.  Before investing in an IRA or other retirement plan, you should consult your tax advisor.  Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is attributed.

OTHER INFORMATION

Distributions and Dividend Reinvestments

Each Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their income dividends and capital gain distributions (each a “distribution”) reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions from non-qualified retirement accounts are treated the same whether they are received in cash or reinvested.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax of 15% (0% for individuals in lower tax brackets) through 2012. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

A distribution reduces the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the distribution even though the distribution represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust, and each Fund is a series thereof. The Funds do not expect to hold shareholders’ meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as the approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund or the Trust.

FINANCIAL HIGHLIGHTS

The financial highlights table s are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the annual report dated March 31, 2011 , which is available upon request.

MERK ABSOLUTE RETURN CURRENCY FUND

	For the Year Ended March 31, 2011	September 9, 2009 (a) through March 31, 2010
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.77	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.75	(0.17)
Total from Investment Operations	0.64	(0.23)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	--
Net realized gain	-- (c)	--
Total Distributions	(0.14)	0.00
NET ASSET VALUE, End of Period	$10.27	$9.77
TOTAL RETURN	6.52%	(2.30	)% (d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$24,568	$22,543

Ratios to Average Net Assets :
Net Expenses	1.30%	1.30	% (e)
Gross Expenses (f)	1.30%	1.30	% (e)
Net investment loss	(1.11)%	(1.16	)% (e)
PORTFOLIO TURNOVER RATE (g)	0%	0	% (d)

INSTITUTIONAL SHARES	April 1, 2010 (a) through March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.82
INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)
Net realized and unrealized gain	0.71
Total from Investment Operations	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.16)
Net realized gain	--	(c)
Total Distributions	(0.16)
NET ASSET VALUE, End of Period	$10.28
TOTAL RETURN	6.33	% (d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$4,813
Ratios to Average Net Assets :
Net Expenses	1.05	% (e)
Gross Expenses (f)	1.05	% (e)
Net investment loss	(0.86	)% (e)
PORTFOLIO TURNOVER RATE (g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisisition were one year or less.

MERK ASIAN CURRENCY FUND

	For the Years Ended March 31,		April 1, 2008 (a)
	2011	2010	through March 31, 2009
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.63	$9.53	$10.00
INVESTMENT OPERATIONS:
Net investment income (loss) (b)	(0.11)	(0.10)	0.01
Net realized and unrealized gain (loss)	0.37	0.24	(0.48)
Total from Investment Operations	0.26	0.14	(0.47)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)	(0.04)	--
Net realized gain	-- (c)	-- (c)	--
Total Distributions	(0.15)	(0.04)	--
NET ASSET VALUE, End of Period	$9.74	$9.63	$9.53
TOTAL RETURN	2.74%	1.51%	(4.70	)% (d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$82,711	$74,473	$47,810
Ratios to Average Net Assets :
Net Expenses	1.30%	1.30%	1.30	% (e)
Gross Expenses (f)	1.30%	1.30%	1.30	% (e)
Net investment income (loss)	(1.12)%	(1.03)%	0.16	% (e)
PORTFOLIO TURNOVER RATE (g)	0%	0%	0	% (d)

INSTITUTIONAL SHARES	April 1, 2010 (a) Through March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.63
INVESTMENT OPERATIONS:
Net investment loss (b)	(0.08)
Net realized and unrealized gain	0.37
Total from Investment Operations	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.18)
Net realized gain	--	(c)
Total Distributions	(0.18)

NET ASSET VALUE, End of Period	$9.74
TOTAL RETURN	3.00	% (d)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	22,835
Ratios to Average Net Assets :
Net Expenses	1.05	% (e)
Gross Expenses (f)	1.05	% (e)
Net investment loss	(0.86	)% (e)
PORTFOLIO TURNOVER RATE (g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

The information for the years ended March 31, 2007 through March 31, 2008 was audited by the Fund’s previous independent public accounting firm.

MERK HARD CURRENCY FUND

	For the Years Ended March 31,
	2011	2010	2009	2008	2007
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$11.75	$10.42	$12.16	$10.72	$9.95
INVESTMENT OPERATIONS:
Net investment income (loss) (b)	0.01	(0.01)	0.15	0.28	0.20
Net realized and unrealized gain (loss)	1.07	1.55	(1.71)	1.92	0. 93 (c)
Total from Investment Operations	1.08	1.54	(1.56)	2.20	1.13
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.12)	(0.14)	(0.10)	(0.73)	(0.36)
Net realized gain	(0.13)	(0.07)	(0.08_ )	(0.03)	- (d))
Total Distributions	(0.25)	(0.21)	(0.18)	(0.76)	(0.36)
NET ASSET VALUE, End of Year	$12.58	$11.75	$10.42	$12.16	$10.72
TOTAL RETURN	9.39%	14.70%	(13.01)%	21.02%	(11.45)%
RATIO SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$378,289	$437,387	$268,097	$402,816	$75,449
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%	1.31%	1.30%	1.30%
Gross expenses (e)	1.30%	1.30%	1.32%	1.31%	1.31%
Net investment income (loss)	0.09%	(0.12)%	1.36%	2.40%	1.93%
PORTFOLIO TURNOVER RATE (f)	49%	15%	27%	51%	29%

INSTITUTIONAL SHARES	April 1, 2010 (a) through March 31, 2011
NET ASSET VALUE, Beginning of Period	$11.81
INVESTMENT OPERATIONS:
Net investment income (b)	0.05
Net realized and unrealized gain	1.01
Total from Investment Operations	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.15)
Net realized gain	(0.13)
Total Distributions	(0.28)
NET ASSET VALUE, End of Period	$12.59
TOTAL RETURN	9.21	% (g)
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$94,878
Ratios to Average Net Assets:
Net expenses	1.05	% (h)
Gross expenses (e)	1.05	% (h)
Net investment income	0.35	% (h)
PORTFOLIO TURNOVER RATE (f)	49%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Not annualized.
(h)	Annualized.

Merk Absolute Return Currency Fund
Investor Shares
Institutional  Shares
Merk Asian Currency Fund
Investor Shares
Institutional  Shares
Merk Hard Currency Fund
Investor Shares
Institutional  Shares

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual/semi-annual reports to shareholders.  In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Funds and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Merk Mutual Funds
c/o Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(866) MERK FUND or (866) 637-5386 (toll free)

The Funds’ Prospectus, SAI and annual/semi-annual reports and a description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities, are available without charge on the Funds’ website at:   www.merkfunds.com .

Securities and Exchange Commission Information
You may also review the Funds’ annual/semi-annual reports, the SAI and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D. C. 20549-1520
e-mail:publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the SEC’s website at: www.sec.gov

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811-03023

Statement of Additional Information

August 1, 201 1
Investment Adviser:
Merk Investments, LLC
555 Bryant Street #455
Palo Alto, California 94301

Account Information and Shareholder Services:

Attn: Transfer Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(866) 637-5386 (toll free)
www.merkfunds.com

Merk Absolute Return Currency Fund ®
Investor Shares ( MABFX )
Institutional Shares (MAAIX)
Merk Asian Currency Fund ®
Investor Shares ( MEAFX )
Institutional Shares (MASIX )
Merk Hard Currency Fund SM
Investor Shares ( MERKX )
Institutional Shares (MHCIX)

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated August 1, 201 1 , as it may be amended from time to time, offering  Investor Shares and Institutional Shares of of each of the following funds, a separate series of Forum Funds, a registered, open-end management investment company.

Merk Absolute Return Currency Fund
Merk Asian Currency Fund
Merk Hard Currency Fund

This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Atlantic Fund Services (“Atlantic”) at the address or telephone number listed above.   You may also obtain the Prospectus on the Funds’ website listed above. This SAI is incorporated by reference into the Funds ’ Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the most recent a nnual r eport may be obtained without charge and upon request, by contacting Atlantic at the address or telephone number listed above or on the Funds’ website .

1

Table of Contents

INVESTMENT POLICIES AND RISKS	4
A. Security Ratings Information	4
B. Equity Securities	4
C. Fixed-Income Securities	5
D. Foreign Investments	10
E. Foreign Currencies Transactions	11
F. Options and Futures	13
G. Leverage Transactions	16
H. Illiquid and Restricted Securities	18
I. Investment Company Securities, Exchange-Traded Funds (“ETFs”), Exchange-Traded Products (“ETPs”) and Exchange Traded Notes (“ETNs”)	18
J. Gold-Related Securities	19
K. Natural Resource-Related Investments	19
L. Temporary Defensive Position and Cash Investments	20
M. Core and Gateway®	20
INVESTMENT LIMITATIONS	20
A. Fundamental Limitations	21
B. Non-Fundamental Limitations	21
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS	22
A. Board of Trustees	22
B. Principal Officers of the Trust	25
C. Ownership of Securities of the Adviser and Related Companies	25
D. Information Concerning Trust Committees	25
E. Compensation of Trustees and Officers	26
F. Investment Adviser	26
G. Distributor	28
H. Other Fund Service Providers	30
PORTFOLIO TRANSACTIONS	32
A. How Securities are Purchased and Sold	32
B. Commissions Paid	32
C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers	32
D. Counterparty Risk	33
E. Other Accounts of the Adviser	33
F. Portfolio Turnover	33
G. Securities of Regular Broker-Dealers	33
H. Portfolio Holdings	33
PURCHASE AND REDEMPTION INFORMATION	34

2

A. General Information	34
B. Additional Purchase Information	35
C. Additional Redemption Information	35
TAXATION	35
A. Qualification for Treatment as a Regulated Investment Company	36
B. Fund Distributions	36
C. Certain Tax Rules Applicable to Fund Transactions	37
D. Federal Excise Tax	39
E. Redemption of Shares	39
F. Backup Withholding	39
G. State and Local Taxes	40
H. Foreign Income Tax	40
OTHER MATTERS	40
A. The Trust and Its Shareholders	40
B. Fund Ownership	41
C. Limitations on Shareholders’ and Trustees’ Liability	41
D. Proxy Voting Procedures	41
E. Code of Ethics	41
F. Registration Statement	42
G. Financial Statements	42
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B - MISCELLANEOUS TABLES	B-1
APPENDIX C - TRUST PROXY VOTING PROCEDURES	C-1
APPENDIX D - ADVISER PROXY VOTING PROCEDURES	D-1

3

 INVESTMENT POLICIES AND RISKS

The Merk Absolute Return Currency Fund and the Merk Asian Currency Fund a re diversified series of the Trust. The Merk Hard Currency Fund is a non-diversified series of the Trust.1  This section supplements, and should be read in conjunction with, the Funds’ Prospectus.  The following are descriptions of permitted investments and investment practices of the Funds and the associated risks.  Each Fund will invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with each Fund’s investment objective.  Please see the Prospectus for a discussion of each Fund’s investment objective, principal investment strategies and principal risks of investing in a Fund.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred and convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade debt securities and non-investment grade debt securities. Investment grade means rated in the top four long-term rating categories, or unrated and determined by the Merk Investments, LLC, the Fund’s investment adviser (the “Adviser”) to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s Investor Service, Inc. (“Moody’s”) and “BBB” in the case of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the case of S&P. The Fund may invest up to 5% of its total assets in non-investment grade debt securities. Non-investment grade debt securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this Statement of Additional Information (“SAI”). The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. To the extent that a rating changes as a result of changes in an organization or its rating system, the Adviser may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer reflects potential developments related to the issuer and may not necessarily reflect actual outcomes. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock.  The Merk Hard Currency Fund may invest in common and preferred stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights, and its market value may change based on changes in interest rates.

1 “Fund” means each of the Merk Absolute Return Currency, Merk Asian Currency Fund and the Merk Hard Currency Fund, each a series of the Trust.  As the context may require, the term “the Fund” as used herein shall refer to all of the foregoing series of the Trust simultaneously, or to the particular series of the Trust under discussion.

4

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants.  The Funds may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States.  HOLDRs trade on the New York Stock Exchange (“NYSE”) and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks.  NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.  ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country.  (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.)  The Funds may invest in depositary receipts in order to obtain exposure to foreign securities markets.Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. The securities underlying ADRs trade on forein exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

C. Fixed-Income Securities

Money Market Instruments and Other Securities.  The Funds may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and similar securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions.  The Funds may also invest in (1) money market instruments and similar securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (3) foreign corporations.  Money market instruments in which the Funds may invest include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Convertible Securities. The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a

5

specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

U.S. and Foreign Government Securities. The Funds may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.  In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

 In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

 In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

 The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of

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a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

 The Funds may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

Each Fund may invest 80% or more of its assets in foreign government securities.  Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.  For purposes of the Funds’ concentration policies, the Funds do not consider foreign government securities to be part of any industry.Holders of U.S. Government and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law.  Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

 There are three types of interest rate related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.

 Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae or Freddie Mac).  See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Corporate Debt Obligations.  The Funds may invest in U.S. and foreign corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine (9)

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months.  In addition, the Funds also may invest in corporate debt securities registered and sold in the U.S. by foreign issuers (sometimes called Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (sometimes called Eurobonds).

Junk Bonds.  The Funds may invest in lower-rated debt securities, often called junk bonds.  Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations.  However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.  All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities.  The Funds may invest in variable and floating rate securities.  Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates called the underlying index. The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument.  The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights they may have.  The Fund could, for this or other reasons, suffer a loss with respect to those instruments.  The Adviser monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Financial Institution Obligations.  The Funds may invest in financial institution obligations.  Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and fixed time deposits, which are payable on the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties that could reduce a Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties.

Risks of Fixed-Income Securities.  Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the

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maturity of the obligation and the rating of the issue.  Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rates.  The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity and duration of a security, the more sensitive the security is to changes in interest rates.  All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk, even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit.  The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.  Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  The Adviser may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.   An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities.  The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved.  The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions.  In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities.  In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield.  Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent they retain the same percentage of fixed-income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments.  If this occurs, the Fund’s yield will correspondingly decline.  Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.  A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities,

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reducing their sensitivity to changes in market interest rates.  To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on mortgage assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral.  This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these.

Non-US Dollar Denominated Securities.  The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

D. Foreign Investments

The Funds may invest in foreign securities.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of a Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Foreign brokerage commissions and custody fees are generally higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Funds.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and each Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require that Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, that Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The value of a Fund’s investments may be affected by inflation, trade deficits, changes in interest rates, budget deficits and low savings rates, political factors and other factors.   Trade deficits often cause inflation making a country’s goods more expensive and less competitive thereby reducing the demand for that country’s currency.   High interest rates tend to increase currency values in the short-term by making such currencies attractive to investors; however, long-term results may be the opposite as high interest rates are often the product of high inflation.  Political instability in a country can also cause a currency to depreciate if it appears that the country is inhospitable to business and foreign investment.  In addition, various central banks may manipulate the exchange rate movements through their own buying and selling and can influence people’s expectation with regard to the direction of exchange rates.

Asian and Emerging Markets.  The value of Merk Asian Currency Fund’s assets may be adversely affected by political, economic, social and religious instability; changes in laws or regulations of countries within Asia; international relations with other nations; and military activity. Furthermore, the economies of many Asian countries may differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payment position, and sensitivity to changes in global trade. The

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governments of certain countries have placed restrictions on the operational freedom of private enterprise, and have or may nationalize private assets, including securities held by a Fund. Asian countries also have different accounting standards, corporate disclosure, governance and regulatory requirements than does the United States. As a result, there may be less publicly available information about securities in Asian countries. There is generally less governmental regulation of stock exchanges, brokers and issuers than in the United States, which  may result in less transparency with respect to Asian securities.  A Fund may have difficulty obtaining or enforcing judgments against issuers of Asian securities. Any adverse event in the Asian markets may have a significant adverse effect on the economies of the region as well as the Funds.

Many Asian countries are considered emerging markets. Investing in emerging markets involve greater risks than investing in more developed markets because, among other things, emerging markets are often less stable politically and economically. The economies of emerging market countries are smaller and less developed than that of the United States. Securities markets of such countries are substantially smaller, less liquid, and more volatile than securities markets in the United States. Brokerage commissions, custodian services fees, withholding taxes, and other costs relating to investment in emerging markets are generally higher than in the United States.

Custody Risk.  Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standards of care in the local markets.  Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.

Foreign Real Estate Investment Trusts.  The Merk Absolute Return Currency Fund may invest in non-U.S. real estate investment trusts (“REITs”).  REITs are companies that pool investor funds to invest primarily in income producing real estate or real estate related loans or interests.  U.S. REITs are not taxed on income distributed to shareholders if, among other things, they distribute to shareholders substantially all of their taxable income each year, except net capital gains.  Similarly, foreign REITs generally are not subject to corporate income tax in their home countries, provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements.  The Fund is not limited to investing in foreign REITs, although it is expected that to the extent that the Fund invests in REITs it will invest in foreign REITs.  Such REITs, as real estate instruments, are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or concentration.  An investment in REITs is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.  In addition, investing in foreign REITs carries the risks associated with investing in foreign instruments, including but not limited to, fluctuations in currency rates, political, diplomatic or economic conditions and regulatory requirements in other countries.

E. Foreign Currencies Transactions

The Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.  A Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  Such a forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered “derivatives” -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).  A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of a

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Fund into the currency.  A Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

A Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. dollar-denominated money market instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For the purpose of hedging, efficient portfolio management, generating income and/or enhancement of returns, a Fund may also, from time to time, enter into derivative currency transactions, such as forward contracts including currency forwards, cross currency forwards (each of which may result in net short currency exposures), financial and index futures contracts (including currency and currency index futures contracts) or options on currencies or such futures contracts. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. The successful use of these transactions will usually depend on the manager’s ability to forecast accurately currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in these transactions; for example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

For hedging purposes, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Code.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Funds invest in money market instruments denominated in foreign currencies, each may hold foreign currencies pending investment or conversion into U.S. dollars.  Although a Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.

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Foreign currency transactions involve certain costs and risks.  A Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency a Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

The value of a Fund’s investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, a Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund's assets also will be affected by the net investment income generated by the money market instruments in which a Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Derivatives.  Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying securities, instrument, currency or index may result in a substantial gain or loss for the Funds.

F. Options and Futures

The Funds may purchase or write put and call options, futures and options on futures to: (1) enhance a Fund’s performance; or (2) to hedge against a decline in the value of securities owned by a Fund or an increase in the price of securities that a Fund plans to purchase.

Specifically, a Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities.  Options purchased or written by a Fund must be traded on an exchange or over-the-counter.  A Fund may invest in futures contracts on market indices based in whole or in part on securities in which a Fund may invest.  A Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives.  Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC.  No assurance can be given that any hedging or income strategy will achieve its intended result.

If a Fund will be financially exposed to another party due to its investments in options or futures, that Fund, may, if required, maintain either: (1) an offsetting (“covered”) position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations.  A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) on its books and records in the prescribed amount.  Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets.  As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Funds have filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Funds are not subject to registration or regulation as a pool operator under the Act.

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Options on Foreign Currencies and Gold.  The Merk Asian Currency Fund and the Merk Absolute Return Currency Fund may buy put and call options on any currency in which its investments are denominated. The Merk Hard Currency Fund may buy put and call options on any currency in which its investments are denominated and gold.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy a specified currency or gold at a specified price.  The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the specified currency or gold against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell a specified currency or gold at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the specified currency or gold at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors including the value of the underlying currency or gold, the relationship of the exercise price to the value of the underlying currency or gold, the historical price volatility of the underlying currency or gold, the option period and interest rates.

The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots.  To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Currency Futures and Gold Futures.  Options on currency futures and gold futures contracts are similar to options on foreign currencies or gold except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a currency or gold, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Currency Futures and Gold Futures Contracts.  A currency futures or gold futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed-upon price.  When a Fund enters into a futures contract, it must make an initial deposit known as “initial margin” as a partial guarantee of its performance under the contract.  As the value of the currency or gold fluctuates, both parties to the contract are required to make additional margin payments, known as “variation margin” to cover any additional obligation that they may have under the contract.

Options on Securities.  A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price.  The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices.  An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities.  Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Futures.  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

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Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index (“BBI”) which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least “A.” To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

Risks of Options Transactions.  There are certain investment risks associated with options transactions.  These risks include:  (1) the Adviser’s ability to predict movements in the prices of individual currencies or gold and fluctuations in the general currency markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the currencies or gold hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying currency or gold above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund.  There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

Risks of Currency and Gold Futures and Options on Currency and Gold Futures.  The risk of loss in trading currency futures contracts and in writing options on currency futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets.  As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to a Fund.  Thus, a purchase or sale of a futures contract, and the writing of an option on a futures contract, may result in losses in excess of the amount invested in the position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so.  In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

A Fund could suffer losses if it is unable to close out a currency futures contract or options on currency futures contract because of an illiquid secondary market.  Currency futures contracts and options on currency futures contracts may be closed out only on an exchange, which provides a secondary market for such products.  However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time.  Thus, it may not be possible to close a currency futures or option position.  Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session.  Once the

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daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.  The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

A Fund bears the risk that the Adviser will incorrectly predict future market trends.  If the Adviser attempts to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment.  This could cause substantial losses for a Fund.  While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist.  A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s return.

Risks of Hedging Strategies.  Each Fund may engage in hedging activities.  In connection with hedging strategies, the Adviser may cause a Fund to utilize a variety of financial instruments, including index futures contracts and options on futures contracts.  Hedging generally is used to mitigate the risk of particular price movements in one or more securities that a Fund owns or intends to acquire.  Hedging instruments on stock indices generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  Further, hedging with an index that does not one hundred percent mirror a portfolio introduces the risk of losing money on the hedge as well as on the underlying position.  A hedging position taken at the wrong time could have an adverse impact on a Fund’s performance.  A Fund's ability to use hedging instruments may be limited by tax considerations.  The use of hedging instruments is subject to regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities.

G. Leverage Transactions

Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments.  Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.  A Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, the Funds may not issue any class of senior security or sell any senior security of which it is the issuer, except that each Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days (excluding Saturdays, Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. Each Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

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Securities Lending and Repurchase Agreements.  Each Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions.  In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) a Fund pays in arranging the loan.  Each Fund may share the interest it receives on the collateral securities with the borrower.  The terms of a Fund’s loans permit that Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.  Each Fund may pay fees to arrange for securities loans.

Each Fund may enter into repurchase agreements, which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later.  If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

 Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of a Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Swaps, Caps, Floors and Collars.  Each Fund may enter into interest rate, currency or other asset swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.”  Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

A Fund will enter into these transactions primarily to preserve a return or a spread on a particular investment or portion of its portfolio or to protect against any interest rate fluctuations or increase in the price of securities it anticipates purchasing at a later date. A Fund uses these transactions as a hedge and not as a speculative investment, and will enter into the transactions in order to shift a Fund's investment exposure from one type of investment to another.

The use of interest rate protection transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser incorrectly forecasts market values, interest rates and other applicable factors, there may be considerable impact on a Fund's performance. Even if the Adviser is correct in their forecasts, there is a risk that the transaction may correlate imperfectly with the price of the asset or liability being hedged. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Adviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions.

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Leverage creates the risk of magnified capital losses.  Losses incurred by the Fund may be magnified by borrowings and other liabilities that cause the total assets of the Fund to exceed the equity base of the Fund.  Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets.  The Funds will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records, cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account with the Citibank, N.A. (“Custodian”) in the prescribed amount.  The asset value, which is marked to market daily, will be at least equal to a Fund’s commitments under these transactions less any proceeds or margin on deposit.

H. Illiquid and Restricted Securities

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The Funds have a non-fundamental policy pursuant to which it may not invest more than 15% of its net assets in illiquid securities.  Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (sometimes called restricted securities).

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid pursuant to guidelines adopted by the Board .

Limitations on resale may have an adverse effect on the marketability of a security and a Fund also might have to register a restricted security in order to dispose of it, resulting in expense and delay.  A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by the Adviser to be liquid, can become illiquid.

Determination of Liquidity.  The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board.  The Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board.  The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker-dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

I. Investment Company Securities, Exchange Traded Funds (“ETFs”) , Exchange Traded Products (“ETPs”) and Exchange Traded Notes (“ETNs”)

The Funds may invest in shares of open-end and closed-end investment companies, to the extent permitted by the Investment Company Act of 1940, as amended, including the rules and regulations, SEC interpretations and any exemptive orders or

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interpretive relief as promulgated therunder (“1940 Act”).  In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles).  ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®.  The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s Advisory fee and other expenses, in addition to its own expenses.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the U.S., see the risks related to foreign securities described above.

ETFs.   The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting that Fund’s performance.

ETPs.   The Merk Hard Currency Fund may invest in ETPs.  The Merk Hard Currency Fund is subject to the same risks as the underlying ETPs because the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying instruments the ETP is designed to track.  Lack of liquidity in an underlying ETP can result in its value being more volatile than the underlying instruments.

ETNs.  The Fund may invest in ETNs, which are structured debt securities.  ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETNs are designed to track a particular market segment or index.  ETNs have expenses associated with their operation.  When the Fund invests in an ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETN’s expenses.  The risks of owning an ETN generally reflect the risks of owning the instruments the ETN is designed to track, although lack of liquidity in an ETN could result in it being more volatile than the underlying portfolio of securities.  In addition, because of ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETN.  The value of an ETN security also should be expected to fluctuate with the credit rating of the issuer.

J. Gold-Related Securities

The Merk Hard Currency Fund may invest in gold-related securities. Gold-related securities include ETPs that invest directly in gold bullion, and forward and futures contracts. Investments in gold-related securities may be subject to economic factors that are not generally present in other securities not related to the gold industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, global or regional economic and financial events, or currency exchange rates.

Prices of gold-related securities may fluctuate sharply due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments.

K. Natural Resource-Related Investments

The Merk Hard Currency Fund may invest in companies involved in the natural resource sector, as well as securities and other instruments whose value is tied to natural resources.  The Fund’s investments in natural resources, securities and other instruments whose value is tied to natural resources and securities of companies involved in the natural resources sector

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(collectively, “natural resources investments”) may be affected by natural disasters (such as fires and floods), political events affecting access to a natural resource (such as a military coup in a country with control over the resource), monetary policies and interest rates (including inflationary and deflationary signals), trade imbalances, social and political agendas regarding energy use and conservation, activity in the commodities markets, government regulations (both foreign and domestic) that affect the supply of and/or demand for a natural resource and the public’s perception of any and/or all of the above.  The profitability and value of the Fund’s investments in natural resources investments may, therefore, be affected by the same. Although natural resources may at times experience substantial short-term price fluctuations, they are less subject to company-specific risks than are the equity securities of companies in the natural resources sector; as a result, the prices of natural resources may be less volatile than the equity securities of companies in the natural resources sector.  Further, natural resources investments may perform differently than the market as a whole.  To the extent that the Fund makes natural resources investments, therefore, the Fund may perform differently than the overall market. In addition, the Fund may incur higher custody and transaction costs in connection with investments in natural resources and will not realize any income from such investments.

L. Temporary Defensive Position and Cash Investments

E ach Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories or, if not rated, determined by the Adviser to be of comparable quality.  Each Fund also may invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

M. Core and Gateway®

The Funds may seek to achieve its investment objective by converting to a Core and Gateway structure.  A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies.  The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund’s shareholders.  The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy.  Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

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A. Fundamental Limitations

The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of that Fund’s total assets;

2. Concentration

Purchase a security if, as a result, more than 25% of that Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

3. Diversification (Not applicable to the Merk Hard Currency Fund)

With respect to 75% of the value of its total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund’s total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer;

4. Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

5. Making Loans

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6. Purchases and Sales of Real Estate

Make loans to other parties.  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans;

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

8. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B. Non-Fundamental Limitations

The Funds have adopted the following investment limitations that may be changed by the Board without shareholder approval.  The Funds may not:

1.  Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act;

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2.  Purchases on Margin

Purchase securities on margin, except that a Fund may use short-term credit for the clearance of a Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.  Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable.  A Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of each Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Funds.  The Board oversees the Trust’s officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Trustees who are not interested persons of the Trust , as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute at least two-thirds of the Board members.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Funds.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized on page 25 .

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each trustee serves until his or her death, resignation or removal and replacement.  The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each trustee oversees 2 3 series of the Trust. John Y. Keffer is considered an interested trustee due to his affiliation

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with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic” or the “Administrator”).  Mr. Keffer is also an independent director of the Wintergreen Fund, Inc., another registered open-end investment company.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee; Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.  Prior to January 1, 2010, Atlantic was a wholly-owned subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly-owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc., and a private university; and multiple years of service as a trustee and as Independent Chair. Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a trustee. Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as a co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee. Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds.  The Adviser, as part of its

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responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, the Funds’ risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds.  In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund’s investments.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the Adviser and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds’ compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds’ compliance program.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Funds.  For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of the Funds’ Advisory agreement with the Adviser.  Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act.  Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Funds and Other Series of the Trust.

Trustees	Dollar Range of Beneficial Ownership in each Fund as of December 31, 20 1 0			Aggregate Dollar Range of Ownership as of December 31, 2010 in all Funds Overseen by Trustee in the Trust
Independent Trustees	Merk Absolute Return Currency Fund	Merk Asian Currency Fund	Merk Hard Currency Fund

Costas Azariadis	None	None	None	None
James C. Cheng	None	None	None	None
J. Michael Parish	None	None	None	Over $100,000
Interested Trustees
John Y. Keffer	None	None	None	$10,001-$50,000

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B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co., 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup, 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup, 2006-2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2010 , no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee.  The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls.   During the fiscal year ended March 31, 2011, the Audit Committee met four  times.

Nominating Committee.  The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for trustee recommended by security holders.  During the fiscal year ended March 31, 2011, the Nominating Committee did not meet.

Valuation Committee.  The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, or Parish, the President or the Treasurer, a representative of Atlantic in its capacity as the Fund Accountant (“Fund Accountant”) and, if needed, a portfolio manager or a senior representative of the investment advisers to the Trust series holding securities that require fair valuation.   Pursuant to the Trust’s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Funds’ shares and the activities of the Fund Accountant and the Adviser in connection with the valuation of the Funds’ portfolio securities; selects from time to time, subject to approval by the Board, independent

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pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair value determinations pursuant to these Procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities. During the fiscal year ended March 31, 2011, the Valuation Committee met 1 58 times.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the  Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year March 31, 2011, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each trustee is paid an annual fee of $45,000 for service to the Trust.  The Chairman of the Board is paid an annual fee of $66,000. In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each trustee by the Fund and the Trust for the fiscal year ended March 31, 2011.

Trustee	Compensation from the Funds			Total Compensation from Trust
	Merk Absolute Return Currency Fund	Merk Asian Currency Fund	Merk Hard Currency Fund
John Y. Keffer	$0	$0	$0	$0
Costas Azariadis	$192	$690	$3,579	$41,333
James C. Cheng	$192	$690	$3.579	$41,333
J. Michael Parish	$287	$1,031	$5,350	$61,750

F. Investment Adviser

Services of Adviser.  The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Funds’ investments and effecting portfolio transactions for the Funds. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser.  The Adviser is a Delaware limited liability company.  Axel Merk is the sole Managing Member and owner of the Adviser.

Information Concerning Accounts Managed by Portfolio Managers.  The Adviser has provided the following information regarding other accounts managed by the Funds’ Portfolio Managers and conflicts of interest.

As of March 31, 201 1 , Mr. Merk manages the Merk Asian Currency Fund, the Merk Hard Currency Fund and the Merk Absolute Return Currency Fund to which he is co-portfolio manager, each a series of the Trust.   These three Funds had aggregate total assets of $608,681,195 as of March 31, 2011.   Mr. Merk currently manages no pooled investment vehicles (other than registered investment companies) and no other account.

As of March 31, 201 1 , Kieran Osborne , CFA, manages the Merk Absolute Return Currency Fund to which he is co-portfolio manager . This Fund had total assets of $ 30,233,985 as of March 31, 2011.  Mr. Osborne currently manages no pooled investment vehicles (other than the registered investment company) and no other account.

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As of March 31, 201 1 , there are no other accounts managed by portfolio managers of the Funds; thus no material conflict of interest with respect to investment opportunities is expected.  However, actual or apparent conflicts of interest may arise concerning day-to-day management responsibilities with respect to the Funds and other accounts if such other accounts are managed. If such other accounts are managed, the Funds and accounts may have different benchmarks, time horizons and fees, as portfolio managers would allocate their time and investment ideas among the Funds and the accounts.  If such other accounts are managed, securities selected for the Funds may underperform the securities selected for the accounts.

Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  The Adviser may seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

•
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Fund s have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Manager.  Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and a deferred compensation program described below.  The methodology used to determine portfolio managers’ compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include the following:

•	Cash bonus;

•	Long-Term Incentive Plan: Deferred compensation and retirement plan.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances.  A portfolio manager’s total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each portfolio manager and there is no particular weighting or formula for considering the factors.  These factors include, but are not limited to, the following:

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•	Risk weighted investment performance of the accounts managed by the portfolio manager.

•	Net income (revenue minus expenses) generated by the accounts managed by the portfolio manager.

•	The dollar amount of assets managed by the portfolio manager.

•	Perceived long-term business potential to the Adviser of the accounts managed by the portfolio manager.

•	Contribution to other business objectives of the Adviser.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contribution to client objectives

•	Overall performance of the Advisor and the portfolio management team.

Additional Information Regarding Compensation of Mr. Merk. As the sole owner of the Adviser, compensation to Mr. Merk for his services to the Funds will be allocated out of the Adviser’s income, which is net revenue minus the Adviser’s expenses.  Mr. Merk will not receive a performance fee for his services to the Funds.  Mr. Merk currently does not advise other advisory client accounts and, as a result, does not receive compensation for other advisory services.

Portfolio Manager Ownership in the Funds.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2011
Merk Absolute Return Currency Fund
Axel Merk	$500,001-$1,000,000
Kieran Osborne	$1-$100,000
Merk Asian Currency Fund
Axel Merk	$100,001-$500,000
Merk Hard Currency Fund
Axel Merk	$500,001-$1,000,000

Fees.  The Adviser’s fee is calculated as a percentage of the each Fund’s average daily net assets.  The fee, if not waived, is accrued daily by each Fund.  The Adviser’s fee is paid monthly based on average net assets for the prior month.

Table 1 in Appendix B shows the dollar amout of the fees accrued by each Fund to the Adviser, the amount of fees waived by the Adviser and the actual fees retained by the Adviser.  The data is presented for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Advisory Agreement. The Adviser is not affiliated with Atlantic or any company affiliated with Atlantic.  The Funds’ Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to each Fund on 60 days’ written notice when authorized either by vote of a Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust.  The Advisory Agreement terminates immediately upon assignment.

G. Distributor

Distribution Services.  Foreside Fund Services, LLC ( the “Distributor”) is the distributor  (also known as the principal underwriter) of the shares of the Funds and is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds.  The Distributor continually distributes shares of the Funds on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of each Fund’s shares.  The Distributor

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and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds.  With respect to certain financial intermediaries and related Fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.  The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective.  The Adviser pays the Distributor a fee for distribution-related services.

During the Funds’ most recent fiscal year, the Distributor did not receive compensation for its distribution services.  As of March 31, 201 1 , the Adviser, at its expense, pays the Distributor a fee for certain distribution-related services for the Funds.  Separately, employees of the Adviser may serve as registered representatives of the Distributor to facilitate the distribution of a Fund’s shares.

Distribution Plan (Investor Shares).  The Trust has adopted a Rule 12b-1 plan under which the Funds are authorized to pay to the Distributor or any other entity approved by the Board, including the Adviser, (collectively, “payees”), as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of Investor Shares.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of that Fund.  The plan is a core component of the ongoing distribution of Investor Shares.  The Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Adviser.

The plan provides that payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of that Fund’s shares and (2) providing services to holders of shares related to their investment in the Funds, including without limitation providing assistance in connection with responding to shareholder inquiries regarding that Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of the Funds’ shares or who provides shareholder servicing such as responding to that Fund’s shareholder inquiries regarding the Funds’ operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of each Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of that Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Funds to compensate the Distributor for services and not to reimburse it for expenses incurred.

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The following payments made by the Distributor under the Plan were used as set forth below during the fiscal year ended March 31, 201 1 .

	Advertising	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financial Charges
Merk Absolute Return Currency Fund	$1,265	N/A	N/A	$37,029	N/A	$199
Merk Asian Currency Fund	$11,576	-	-	$139,007	-	$1,092
Merk Hard Currency Fund	$61,063	-	-	$682,081	-	$6,264

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of Investor Shares and that other material amendments of the plan must be approved by the Independent Trustees.  The plan may be terminated with respect to the Fund’s Investor Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s Investor shares.

Table 2 in Appendix B shows the dollar amount of the fees payable by the Funds to the Distributor or its agents under the Distribution Plan for Investor Shares, the amount of fees waived by the Distributor or its agents, and the actual fees received by the Distributor and its agents under the Plan.  The data provided are for the past fiscal year.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent and Compliance Services.  Atlantic and its subsidiaries provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp., the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement, (the “Services Agreement”), each Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion.  The base fee is subject to an annual minimum of $135,000. Each Fund also pays Atlantic certain surcharges and shareholder account fees.  The fee is accrued daily by each Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

Pursuant to the Advisory Agreement, the Adviser pays all expenses of the Funds with the exception of the following: any Rule 12b-1 expenses that the Funds are authorized to pay, Transfer Agent’s basis points fee, borrowing costs, taxes, brokerage costs and commissions as well as extraordinary and non-recurring expenses.

As administrator, Atlantic administers the Funds’ operations with respect to each Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Funds by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of each Fund’s tax returns, financial statements and related reports

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to each Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Funds with adequate general office space and facilities and persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, Atlantic provides fund accounting services to the Funds. These services include calculating the NAV of each Fund.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days’ written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Funds or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Funds.

Atlantic Shareholder Services, LLC (the “Transfer Agent”) serves as transfer agent and distribution paying agent for the Funds. Atlantic is registered as a transfer agent with the Office of Comptroller of the Currency. The Transfer Agent maintains an account for each shareholder of record of the Funds and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Funds’ administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”) on terms similar to those in the Services Agreement.

Table 3 in Appendix B shows the dollar amount of the fees accrued by the Funds to Atlantic or Citi, the amount of the fees waived by Atlantic or Citi for administration services and the actual fees received by Atlantic or Citi under the Atlantic Services Agreement and the Citi Services Agreement. The data is for the past three fiscal years.

Atlantic provides a Principal Executive Officer (“PEO”), a Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to a Compliance Services Agreement dated June 1, 2008 (the “Compliance Services Agreement”).

For making available the CCO, the AMLCO and the Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Funds equal to (1) $20,000 (allocated equally to all Trust series for which the Adviser provides management services) and (2) $5,000 per Fund.

The Compliance Services Agreement continues in effect until terminated. The Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee's actions or omissions, except, with respect to clauses (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic's duties or by reason of reckless disregard of its obligations and duties under the Compliance Services Agreement.

Prior to June 2, 2008, Foreside Compliance Services provided compliance services to the Fund. Table 4 in Appendix B shows the dollar amount of the fees payable by the Fund to Foreside Compliance Services (“FCS”), the Fund’s prior provider of

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compliance services, and Atlantic, for compliance services, the amount of the fees waived by FCS and Atlantic, and the actual fees received by FCS and Atlantic. The data is for the past three fiscal years.

Custodian.  Citibank, N.A., is the Custodian for the Fund and safeguards and controls the Funds’ cash and securities, determines income and collects interest on Fund investments.  The Custodian may employ subcustodians to provide custody of the Funds’ domestic and foreign assets.  The Custodian is located at 388 Greenwich Street, New York, NY 10013.

Legal Counsel.  K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm.  BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Funds and provides audit and tax services. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion.  BBD also reviews certain regulatory filings of the Funds.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions.  In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers).  These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected (1) if the security is traded on an exchange, through brokers who charge commissions and (2) if the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker.  In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 5 in Appendix B shows the dollar amount of the aggregate brokerage commissions payable by the Funds to an affiliate of the Funds, Adviser or Distributor; the aggregate amount of actual commissions paid to an affiliate of the Funds, Adviser or Distributor; the percentage of brokerage commissions paid to the affiliate of the Funds, Adviser or Distributor; and the percentage of transactions executed by an affiliate of the Funds, Adviser or Distributor.  The data provided are for the past three fiscal years (or shorter period depending on the Funds’ commencement of operations).

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser.  The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions.  Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions.  Although, Adviser seeks the most favorable price and execution available, the Funds, may not always obtain the best price or pay the lowest commission.  The Adviser seeks to obtain the most favorable price and execution available to the Funds by evaluating factors such as the cost of dealer spreads or commissions paid in connection with securities transactions, the size of the order, difficulty of execution, speed and

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quality of execution as well as any risk involved in the transaction.  The Adviser may also utilize a broker and pay a less favorable commission if such broker has specific expertise in a particular type of transaction.

Table 6 in Appendix B lists each broker to whom the Funds directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker there from.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to a Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

E. Other Accounts of the Adviser

Investment decisions for the Funds are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates.  Investment decisions are the product of many factors, including basic suitability for the particular client involved.  Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, with required consents, one client may sell a particular security to another client.  In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security.  In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

F. Portfolio Turnover

The frequency of portfolio transactions of the Funds (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Funds may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which a Fund invests, are excluded from the calculation of portfolio turnover rate.

G. Securities of Regular Broker-Dealers

From time to time the Funds may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers.  For this purpose, regular brokers and dealers are the 10 brokers or dealers that:  (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during that Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during that Fund’s last fiscal year.

Table 7 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds’ holdings of those securities as of the Funds’ most recent fiscal year (or shorter period depending on a Fund’s commencement of operations).

 H. Portfolio Holdings

Portfolio holdings as of the end of the Funds’ annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Funds’ latest semi-annual report to shareholders or a copy of

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the Funds’ latest Form N-Q which contains the Funds’ portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Funds’ latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.
In addition, the Adviser makes publicly available, on at least a quarterly basis, information regarding the Funds’ holdings . This holdings information is made available through the Adviser’s website. This holdings information is released within 15 days after the period end.

The Funds’ nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Funds’ operations that a Fund has retained them to perform.  The Adviser has regular and continuous access to the Funds’ portfolio holdings.  In addition, the Administrator, the Custodian, the Distributor and the Fund Accountant, as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Funds’ nonpublic portfolio holdings information on an ongoing basis.  The trustees, the Funds’ officers, legal counsel to the Trust and to the Independent Trustees, and the  Funds’ independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Funds’ portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information.  Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Funds and its shareholders.  Any Recipient, other than a ratings or ranking organization, receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information.  Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information.  Any recipient that is a ratings or ranking organization receiving such information must have in place control mechanisms to reasonably ensure or otherwise agree that, (1) the holdings information will be kept confidential, (2) no employee shall use the information to effect trading or for their personal benefit and (3) the nature and type of information that any employee, in turn, may disclose to third-parties is limited.  The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer’s reasons for determining to permit such disclosure.

No compensation is received by a Fund, nor, to any Fund's knowledge, paid to its Adviser or any other party in connection with the disclosure of a Fund's portfolio holdings.  The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Funds’ portfolio holdings.  In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes or other similar policies that address conflicts of interest arising from the misuse of such information.

A Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board.  Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that a Fund’s portfolio holdings disclosure policy will protect the Funds against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Funds accepts orders for the purchase or redemption of shares of each class on any weekday except days when the New York Stock Exchange (“NYSE”) is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

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The shares of a Fund may not be available for sale in the state in which you reside.  Please check with your investment professional to determine the Fund’s availability.

B. Additional Purchase Information

Shares of each class of the Funds are sold on a continuous basis by the Distributor. The Fund reserves the right to refuse any purchase request. Fund shares are normally issued for cash only.  In the Adviser’s discretion, however, a Fund may accept portfolio securities that meet the investment objective and policies of that Fund as payment for Fund shares.  A Fund will only accept securities that (1) are not restricted as to transfer by law and are not illiquid and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

IRAs.  All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

UGMAs/UTMAs.  If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem the Fund’s shares at NAV.

A Fund may redeem shares involuntarily to: (1) reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund’s shares as provided in the Prospectus.

Suspension of Right of Redemption.  The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order permit for the protection of the shareholders of a Fund.

Redemption in Kind.  Redemption proceeds normally are paid in cash.  If deemed appropriate and advisable by the Adviser, a Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which a Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of a Fund’s total net assets, whichever is less, during any 90-day period.

NAV Determination.  In determining the NAV of a class of a Fund, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service.  If no sales price is reported, the mean of the last bid and ask price is used.   If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Distributions.  Distributions of net investment income will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid.  Distributions of capital gain will be reinvested at the NAV of the applicable Fund class (unless you elect to receive distributions in cash) on the payment date for the distribution.  Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the Fund qualifies for treatment as a regulated investment company under the law (as discussed below).  Such information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

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This “Taxation” section is based on the Internal Revenue Code of 1986, as amended, including the regulations thereunder, IRA interpretations or similar authority upon which the Fund may rely (“Code”) in effect on the date hereof.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to a Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax Advisers as to the federal, state, local and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

Each Fund intends, for each taxable year, to qualify for treatment as a “regulated investment company” under the Code.  This qualification does not involve governmental supervision of management or investment practices or policies of the Funds.

The tax year end of the Fund s is March 31.

Meaning of Qualification.  As a regulated investment company, each Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, interest, dividends, the excess of net short-term capital gains over net long-term capital losses and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  To continue to qualify for that treatment, e ach Fund must satisfy the following requirements:

•
Each Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by each Fund after the close of its taxable year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•
Each Fund must derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”).

•
Each Fund must satisfy the following asset diversification test at the close of each quarter of each Fund’s taxable year: (1) at least 50% of the value of each Fund’s assets must consist of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and securities of other issuers (as to which each Fund has not invested more than 5% of the value of total assets in securities of the issuer and as to which each Fund does not hold more than 10% of the outstanding voting securities of the issuer, equity securities of a QPTP being considered voting securities for these purposes ); and (2) no more than 25% of the value of each Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government Securities and securities of other regulated investment companies), (b) the securities (other than the securities of other regulated investment companies) of  two or more issuers that each Fund controls and that are engaged in the same,  similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify.  If for any tax year each Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of each Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on each Fund’s income and performance.  It is possible that each Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions are taxable to you as ordinary income.  A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

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A portion of each Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2012.  A distribution is treated as qualified dividend income by a shareholder to the extent that each Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent each Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.  Each Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

Each Fund anticipates distributing substantially all of its net capital gain for each taxable year.  These distributions generally are made only once a year, usually in December, but each Fund may make additional distributions of net capital gain at any time during the year.  These distributions are taxable to you as long-term capital gain, regardless of how long you have held your shares.  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years).  These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short-term or long-term).  Starting with each Fund’s taxable year ending March 31, 201 2 , capital loss carryforwards will not expire, and capital loss carryforwards from that or later years will be used before capital loss carryforwards from prior years. All capital loss carryovers are listed in each Fund’s financial statements. Any such losses may not be carried back.

Distributions by each Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis of your shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

Each distribution by each Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of each Fund (or of another fund).  If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When you purchase shares, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of each Fund. A distribution of these amounts is taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by each Fund into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by each Fund and received by you on December 31 of that year if the distribution is paid by each Fund in January of the following year.

The Fund in which you invest will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Beginning in 2013, distributions from the Funds and gain recognized from the sale or other disposition of Fund shares will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with incomes exceeding $200,000 (or $250,000 if married and filing jointly).

C. Certain Tax Rules Applicable to Fund Transactions

For federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by a Fund give rise to short-term or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options).  When put and call options written by a Fund expire unexercised, the premiums received by that Fund give rise to short-term capital gains at the time of expiration.  When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by that Fund.  When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year.  Gains or

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losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses.  The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses  increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund’s net capital gain.

If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and a Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, that Fund may be subject to U.S.  federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by that Fund to its shareholders.  A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to a Fund or to any shareholder.  A PFIC means any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”  A Fund could elect to mark-to-market stock in a PFIC.  Under such an election, a Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over a Fund’s adjusted basis in the PFIC stock.  A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by that Fund for prior taxable years.  A Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by that Fund, would be treated as ordinary loss.  A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.  If a Fund purchases shares in a PFIC and that Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, that Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to that Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

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D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of: (1) 98. 0 % of its ordinary taxable income for the calendar year plus; (2) 98 .2 % of its capital gain net income for the one-year period ended on October 31 of the calendar year. The balance of a Fund’s income must be distributed during the next calendar year.  A Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year.  A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

A Fund intends to make sufficient distributions of its taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  A Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Redemption of Shares

In general, you will recognize gain or loss on the redemption of shares of a Fund in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if you purchase a Fund’s shares (for example, by reinvesting dividends) within 30 days before or after the redemption (called a wash sale).  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date.  In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period.  For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the Fund will use a first in, first out cost basis method.  The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

F. Backup Withholding

The Funds will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Funds that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

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G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Funds can differ from the federal income taxation rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax adviser as to the consequences of state and local tax rules with respect to an investment in the Funds.

H. Foreign Income Tax

Investment income received by the Funds from sources within foreign countries and gains it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The U.S. has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries cannot be determined. If more than 50% of the value of each Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, that Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by that Fund.  However, there can be no assurance that a Fund will be able to do so.  Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by that Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income taxes.  You may be subject to rules which limit or reduce your ability to fully deduct or claim a credit for your pro rata share of the foreign taxes paid by the Fund in which you invest.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information.  Each Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s trust instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights.  Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds or (2) the Board determines that the matter affects more than one fund and all affected funds must vote.  The trustees may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

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Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the trust instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or Its Series.  The Board may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the trust instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the trust instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

As of July 5, 2011, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Funds.

As of July 8, 2011 , certain shareholders of record owned 5% or more of the shares of a Fund.   Shareholders known by a Fund to own beneficially 5% or more of a class of shares of the Funds are listed in Table 8 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of a Fund.  Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.  As July 8, 2011 , the shareholders listed in Table 8 in Appendix B owned more than 25% of a Fund, and thus may be deemed to control a Fund. “Control” for this purpose is the ownership of more than 25% of a Fund’s outstanding voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that the Fund’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust’s trust instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s trust instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund.  The trust instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the Fund is unable to meet its obligations.

The trust instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the trust instrument provides that the trustees shall not be liable for any conduct or omission in his capacity as trustee, provided that a trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

A copy of the Trust’s and Adviser’s proxy voting procedures are included in Appendices C and D, respctively.  Information regarding how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (866) 637-5386 (toll free) and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Funds and personnel of the Trust and the Adviser.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

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F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Funds’ Financial Statements and Financial Highlights for the Funds’ fiscal year ended March 31, 2011, are incorporated by reference into this SAI from the Funds’ Annual Report to shareholders. The Financial Statements and Financial Highlights for the fiscal year ended March 31, 2011, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.
D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.

The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of advisory fees accrued by the Funds, the amount of fee that was waived by the Adviser, if any, and the actual fee retained by the Adviser.

Merk Absolute Return Currency Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
Year ended March 31, 2011	$212,528	$0	$212,528
Year ended March 31, 2010	$133,032	$0	$133,032
Year ended March 31, 2009	N/A	N/A	N/A

Merk Asian Currency Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
Year ended March 31, 2011	$829,398	$0	829,398
Year ended March 31, 2010	$650,417	$0	$650,417
Year ended March 31, 2009	$397,153	$1,371	$395,782

Merk Hard Currency Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
Year ended March 31, 2011	$4,043,402	$0	$4,043,402
Year ended March 31, 2010	$3,859,784	$0	$3,859,784
Year ended March 31, 2009	$3,130,896	$10,843	$3,120,053

Table 2 – Distribution Fees (Investor Shares)

The following table shows the dollar amount of fees payable by the Funds, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees retained by the Distributor or its agents.

Merk Absolute Return Currency Fund	Fees Accrued	Fees Waived	Fees Retained
Year ended March 31, 2011	$47,917	$0	$47,917
Year ended March 31, 2010	$33,258	$0	$33,258
Year ended March 31, 2009	N/A	N/A	N/A

Merk Asian Currency Fund	Fees Accrued	Fees Waived	Fees Retained
Year ended March 31, 2011	$175,920	$0	$175,920
Year ended March 31, 2010	$162,604	$0	$162,604
Year ended March 31, 2009	$99,288	$0	$99,288

Merk Hard Currency Fund	Fees Accrued	Fees Waived	Fees Retained
Year ended March 31, 2011	$891,337	$0	891,337
Year ended March 31, 2010	$964,943	$0	$964,943
Year ended March 31, 2009	$782,723	$0	$782,723

Table 3 – Administration Fees

The following table shows the dollar amount of administration fees paid by the Adviser (under the Advisory Agreement) to Atlantic (beginning June 2, 2008) and to Citi (for the period April 1, 2008 to June 1, 2008), the amount of fees that was waived by Atlantic and Citi, if any, and the actual fees retained by Atlantic and Citi.

Merk Absolute Return Currency Fund	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Year ended March 31, 2011	$16,990	$1,864	$15,126
Year ended March 31, 2010	$10,254	$1,096	$9,158
Year ended March 31, 2009	N/A	N/A	N/A

Merk Asian Currency Fund	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Year ended March 31, 2011	$66,367	$7,342	$59,025
Year ended March 31, 2010	$53,705	$3,464	$50,241
Year ended March 31, 2009	$36,367	$0	$36,367

Merk Hard Currency Fund	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
Year ended March 31, 2011	$323,730	$35,794	$287,936
Year ended March 31, 2010	$316,839	$21,690	$295,149
Year ended March 31, 2009	$281,386	$0	$281,386

Table 4 – Compliance Fees

The following table shows the dollar amount of compliance service fees paid by the Adviser (under the Advisory Agreement) to Atlantic (beginning June 1, 2008) and to FCS (for the period April 1, 2008 to May 31, 2008), the amount of the fees that was waived by Atlantic and FCS, if any, and the actual fees retained by Atlantic and FCS.

Merk Absolute Return Currency Fund	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Retained
Year ended March 31, 2011	$6,896	$1,062	$5,834
Year ended March 31, 2010	$4,684	$1,391	$3,293
Year ended March 31, 2009	N/A	N/A	N/A

Merk Asian Currency Fund	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Retained
Year ended March 31, 2011	$12,308	$4,049	$8,259
Year ended March 31, 2010	$14,711	$6,860	$7,851
Year ended March 31, 2009	$11,605	$487	$11,118

Merk Hard Currency Fund	Compliance Fees Accrued	Compliance Fees Waived	Compliance Fees Retained
Year ended March 31, 2011	$31,907	$11,001	$20,906
Year ended March 31, 2010	$43,745	$22,083	$21,662
Year ended March 31, 2009	$44,866	$2,196	$42,671

Table 5 – Commissions

The following table shows the aggregate brokerage commissions paid by the Funds.

Merk Absolute Return Currency Fund	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year ended March 31, 2011	$0	$0	0%	0%
Year ended March 31, 2010	$0	$0	0%	0%
Year ended March 31, 2009	N/A	N/A	N/A	N/A

Merk AsianCurrency Fund	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year ended March 31, 2011	$0	$0	0%	0%
Year ended March 31, 2010	$0	$0	0%	0%
Year ended March 31, 2009	$0	$0	0%	0%

Merk Hard Currency Fund	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Adviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Adviser or Distributor	% of Transactions Executed by an Affiliate of the Fund, Adviser or Distributor
Year ended March 31, 2011	$12,593	$0	0%	0%
Year ended March 31, 2010	$24,374	$0	0%	0%
Year ended March 31, 2009	$26,051	$0	0%	0%

Table 6 – Directed Brokerage

The following table lists each broker to whom the Funds directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

Merk Absolute Return Currency Fund	Broker	Amount Directed	Amount of Commissions Generated
Year ended March 31, 201 1	N/A	N/A	N/A

Merk Asian Currency Fund	Broker	Amount Directed	Amount of Commissions Generated
Year ended March 31, 201 1	N/A	N/A	N/A

Merk Hard Currency Fund	Broker	Amount Directed	Amount of Commissions Generated
Year ended March 31, 201 1	N/A	N/A	N/A

Table 7 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of the Funds’ most recent fiscal year end.

Regular Broker Dealer (Merk Absolute Return Currency Fund)	Value Held
N/A	N/A

Regular Broker Dealer (Merk Asian Currency Fund)	Value Held
N/A	N/A

Regular Broker Dealer (Merk Hard Currency Fund)	Value Held
N/A	N/A

Table 8 – Control Persons and 5% Shareholders

The following table lists , as of July 8, 2011: (1) the shareholders who owned more than 25% of the outstanding Investor class shares and Institutional class shares of the Funds and thus may be deemed to control each Fund.  Control for this purpose is the ownership of more than 25% of a Fund’s voting securities. (2) the persons who owned of record 5% or more of the outstanding Investor class shares and Institutional class shares of the Funds .

MERK ABSOLUTE RETURN CURRENCY FUND
Institutional class
Shareholder and Address	% of Fund
Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	36.84
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	24.27
National Financial Services LLC 200 Liberty Street One World Financial Center, 5 th Floor New York, NY 10281	7.73
Merk Investments, LLC 555 Bryan St. #455 Palo Alto, CA 94301	7.43
Alexander Merk & Hanna Tikkanen Merk 555 Bryant St. #455 Palo Alto, CA 94301	5.78
Investor class
Shareholder and Address	% of Fund
Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	26.12
National Financial Services LLC 200 Liberty Street One World Financial Center, 5 th Floor New York, NY 10281	21.66
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.81

MERK ASIAN CURRENCY FUND
Institutional class
Shareholder and Address	% of Fund
Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	83.93
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	7.01
Investor class
Shareholder and Address	% of Fund
Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	33.88
National Financial Services LLC 200 Liberty Street One World Financial Center 5 th Floor New York, NY 10281	30.94
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	6.26
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5.54

MERK HARD CURRENCY FUND
Institutional class
Shareholder and Address	% of Fund
Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	29.60
DBTCO Po Box 747 Dubuque, IA 52004-0747	12.32
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	9.03

Investor class
Shareholder and Address	% of Fund
National Financial Services LLC 200 Liberty Street One World Financial Center 5 th Floor New York, NY 10281	32.63
Charles Schwab & Co. Inc. Special Custody FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	26.11
TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226	7.21

APPENDIX C -  TRUST PROXY VOTING PROCEDURES
FORUM FUNDS

POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004 and December 11, 2009

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides Advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (1) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (2) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General

(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or

Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B)	Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C)	Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)          Conflicts of Interest
Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

APPENDIX D -  ADVISER PROXY VOTING PROCEDURES

MERK INVESTMENTS, LLC
PROXY VOTING PROCEDURES AND POLICIES

Proxy Voting Policy Notice
Updated July 1, 2010

Adviser is committed to minimizing conflicts of interest when voting proxies on behalf of the Funds, Adviser’s clients, and strives to ensure that proxies are voted in the best interest of the Funds’ shareholders. Adviser has adopted the following:

1)
For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where Adviser assesses that it is not in the best interests of the Funds’ shareholders.

2)	For non-routine matters, such proposals should be examined on a case-by-case basis.

3)
Adviser may abstain from voting a proxy if such vote cannot be cast with commercially reasonable efforts or if Adviser deems it to be in the best interest of the Funds’ shareholders to abstain from voting a proxy.

Responsibility

Adviser’s Chief Compliance Officer has the responsibility for the implementation and monitoring of Adviser’s proxy voting policy, practices and record keeping, including outlining Adviser’s voting guidelines in its procedures.

Procedure

Adviser has adopted procedures to implement Adviser’s policy and reviews to monitor and insure Adviser’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

1)
Absent material conflicts, Adviser will determine how it should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

2)
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Funds.  If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Funds, then the Adviser shall contact the Chairman of the Board of Forum Funds.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.

Recordkeeping

Adviser’s Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	Each proxy statement that Adviser receives;
•	A record of each vote that Adviser casts;
•	Any documents prepared by the Adviser that were material to making a decision how to vote proxies, or that memorializes the basis of that decision.

D-1

PART C
OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)
Trust Instrument of Registrant as amended and restated on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(b)
By-Laws of Registrant as amended on April 14, 2009 (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

(c)	See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)	(1)
Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

	(2)
Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(3)
Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

	(4)
 Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 320 via EDGAR on June 30, 2011, accession number 0000315774-11-000174).

	(5)
Management Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(6)
Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

	(7)
Amended and Restated Management Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

	(8)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(9)
Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

	(10)
Sub-Advisory Agreement between Absolute Investment Advisers LLC and Semaphore Management LLC dated March 12, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(10) in post-effective amendment No. 250 via EDGAR on June 1, 2009, accession number 0000315774-09-000026).

	(11)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments, LLC is filed herewith .

	(12)
Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

	(13)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

	(14)
Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

	(15)
Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Pine Cobble Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(16)
Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).

	(17)
Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 242 via EDGAR in October 15, 2008, accession number 0001193125-08-211081).

	(18)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Green Eagle Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(19)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Kingstown Capital Management L.P. (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(20)
Sub-Advisory Agreement between Absolute Investment Advisors LLC and Madden Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(21)
Investment Advisory Agreement between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 262 via EDGAR on October 30, 2009, accession number 0000315774-09-000151).

	(22)
Advisory Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 311 via EDGAR on April 29, 2011 accession number 0000315774-11-000093).

	(23)
Investment Advisory Agreement between Registrant and Utendahl Capital Management, LP regarding UCM Government Floating NAV Fund, UCM Credit Floating NAV Fund and UCM Floating NAV Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(24)	Investment Advisory Agreement between Registrant and Merk Investments, LLC, regarding Merk Currency Enhanced U.S. Equity Fund to be filed by further amendment.

	(25)
Subadvisory Agreement between Absolute Investment Advisers, LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 280 via EDGAR on April 30, 2010, accession number 0000315774-10-000134).

	(26)
Investment Advisory Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(27)
Form of Investment Advisory Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(28)
Investment Advisory Agreement between Registrant and UCM Partners, L.P. regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 0000315774-10-000348).

	(29)
Subadvisory Agreement between Absolute Investment Advisers, LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(30)
Subadvisory Agreement between Absolute Investment Advisers, LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

(e)	(1)
Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).

	(2)
Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(2)(A)
Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC (Exhibit incorporated by reference as filed as Exhibit (e)(2)(A) in post-effective amendment No. 270 via EDGAR on February 19, 2010, accession number 0000315774-10-000033).

(f)	None.

(g)	(1)
Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

	(2)
Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

(h)	(1)
Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

	(2)
Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(3)
Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

	(4)
Expense Limitation Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(5)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. via EDGAR on October 28, 2010, accession number 297 0000315774-10-000313).

	(6)
Expense Limitation Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund (Exhibit incorporated by reference as filed as Exhibit (h)(6) in post-effective amendment No. 295 on October 28, 2010, accession number 0000315774-10-000309).

	(7)
Compliance Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as Exhibit (h)(13) in post effective amendment No. 235 via EDGAR on July 25, 2008, accession number 0001193125-08-158164).

	(8)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incorporated by reference as Exhibit (h)(8) in post effective amendment No. 323 via EDGAR on July 29, 2011, accession number 0000315774-11-000197).

	(9)
Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(10)
Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No.  325 on July 29, 2011, accession number 0000315774-11-000201).

	(11)
Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 268 via EDGAR on August 27, 2010, (accession number 0000315774-10-000260).

	(12)
Expense Limitation Agreements between Registrant and Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 302 via EDGAR on February 25, 2011, (accession number 0000315774-11-000021).

	(13)
Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC (Exhibit incoporated by reference as filed as Exhibit (h)(13) in post-effective amendment No 323 via EDGAR on July 29, 2011, acession number 0000315774-11-000197).

	(14)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(15)
Expense Limitation Agreement between Registrant and Holland Capital Management LLC with respect to Institutional and A Shares (Exhibit incorporated by reference as filed as Exhibit (h)(15) in post-effective amendment No. 311 via EDGAR on April 29, 2011, accession number 0000315774-11-000093).

	(16)	Operating Services Agreement between Registrant and Merk Investments, LLC to be filed by further amendment.

	(17)
Expense Limitation Agreement between Registrant and MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).

	(18)
Form of Expense Limitation Agreement between Registrant and ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(19)
Support for Advisory and Other Services Agreement between ICICI Securities Holdings Inc. [D/B/A ICICI Investment Advisors] and ICICI Prudential Asset Management Company Ltd. ] (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 294 via EDGAR on October 5, 2010, accession number 0000898432-10-001311).

	(20)
Expense Limitation Agreement between Registrant and UCM Partners, L.P., regarding UCM Short Duration Fund (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 298 via EDGAR on December 6, 2010, accession number 000315774-10-000348).

	(21)
Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. regarding the DF Dent Midcap Growth Fund is filed (Exhibit incorporated by reference as filed as Exhibit (h)(20) in post-effective amendment No. 307 via EDGAR on April 8, 2011, accession number 0000315774-11-000074).

(i)		Opinion and consent of K&L Gates LLP is filed herewith.

(j)		Consent of BBD, LLP is filed herewith.

(k)		None.

(l)
Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as  Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)	(1)
Rule 12b-1 Plan dated February 17, 2006 adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, The BeeHive Fund and Waterville Large Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(n)	(1)
Amended and restated Rule 18f-3 Plan dated September 9, 2010 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Dividend Plus Income Fund , Golden Large Cap Core Fund, Golden Small Cap Core Fund, Lou Holland Growth Fund, Merk Hard Currency Fund and Merk Asian Currency Fund, Merk Absolute Return Currency Fund, Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(1) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

(p)	(1)
Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(2)
Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(3)
Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(4)
Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(5)
Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(6)
Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(7)
Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(8)
Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 276 via EDGAR ion March 26, 2010, accession number 0000315774-10-000095).

	(9)
Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9)  in post-effective amendment No. 285 via EDGAR on July 20, 2010, accession number 0000315774-10-000203).

	(10)
Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(11)
Code of Ethics adopted by Longhorn Capital Partners (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(12)
Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(13)
Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(14)
Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(15)
Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

	(16)
Code of Ethics adopted by Semaphore Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(17)
Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).

	(18)
Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 267 via EDGAR on December 30, 2009, accession number 0000315774-09-000244).

	(19)
Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(20)
Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29,2009, accession number 0000315774-09-000063).

	(21)
Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(22)
Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(27) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(23)
Code of Ethics adopted by Pine Cobble Capital, LLC is (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

	(24)
Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 263 via EDGAR on November 18, 2009, accession number 0000315774-09-000178).

	(25)
Code of Ethics adopted by Green Eagle Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(26)
Code of Ethics adopted by Kingstown Capital Management, LP  (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 303 via EDGAR on February 25, 2011 (accession number 0000315774-11-000023).

	(27)
Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(15) in post-effective amendment No. 264 via EDGAR on September 21, 2010, accession number 0000315774-10-000292).

	(28)
Code of Ethics adopted by Twin Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).

	(29)
Code of Ethics adopted by Holland Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 266 via EDGAR on December 23, 2009, accession number 0000315774-09-000232).

	(30)
Code of Ethics adopted by Waterville Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(35) in post-effective amendment No. 272 via EDGAR on February 26, 2010, accession number 0000315774-10-000052).

	(31)
Code of Ethics adopted by Utendahl Capital Management, LP (Exhibit incorporated by reference as Exhibit (p)(36) in post-effective amendment No. 276 via EDGAR on March 26, 2010, accession number 0000315774-10-000095).

	(32)
Code of Ethics adopted by MAI Wealth Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 319 via EDGAR on June 28, 2011 accession number 0000315774-11-000168).

Other Exhibits:

(A)
Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Other Exhibits (A) in post-effective amendment No. 232 via EDGAR on June 6, 2008 accession number 0001193125-08-129746).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant’s Trust Instrument provides as follows:

“10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person’s office or (B) not to have acted in good faith in the reasonable belief that Covered Person’s action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder’s heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and MAI Investment Advisors, LLC includes language similar to the following:

“SECTION 3. STANDARD OF CARE.

(a) The Trust shall expect, and the Adviser shall give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable for error of judgment or mistake of law or for any loss incurred by the Trust or any Fund in connection with matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

“SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.”

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Merk Investments, LLC; Polaris Capital Management, Inc.; provide similarly as follows:

“SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust’s security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.”

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

“(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act (“Distributor Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor (“Distributor Claims”).

After receipt of the Distributor’s notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the “Trust Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement (“Trust Claims”).

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust’s and the Distributor’s obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement.”

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	AH Lisanti Capital Growth, LLC

The following chart reflects the directors and officers of AH Lisanti Capital Growth, LLC including their business connections, which are of a substantial nature. The address of AH Lisanti Capital Growth, LLC is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mary Lisanti	President, Managing Member	AH Lisanti Capital Growth, LLC
Jeffery Bernstein	Senior Vice President	AH Lisanti Capital Growth, LLC
Karl Dimlich	Senior Vice President	AH Lisanti Capital Growth, LLC
Will Krause	Vice President	AH Lisanti Capital Growth, LLC

(b)	Beck, Mack & Oliver LLC

The following chart reflects the directors and officers of Beck Mack & Oliver, including their business connections of a substantial nature. The address of BM&O is 360 Madison Ave., New York, NY 10017.

Name	Title	Business Connection
Peter A. Vlachos	Manager Director	BM&O
David E. Rappa	Member	BM&O
Zoe A. Vlachos	Chief Compliance Officer	BM&O
Robert C. Beck	Senior Member	BM&O, Enstar Group, Camden National
Gerald M. Sedam, II	Member	BM&O, Somerset Bank
Robert J. Campbell	Member	BM&O
Walter K. Giles	Member	BM&O
Lyman Delano	Member	BM&O
Zachary A. Wydra	Member	BM&O

(c)	Auxier Asset Management LLC

The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5285 Meadows Road, Suite 333, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
J. Jeffrey Auxier	Chief Executive Officer	Auxier
Lillian Widolff	Chief Compliance Officer	Auxier

(d)	D.F. Dent and Company, Inc.

The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel F. Dent	President and Treasurer	D.F. Dent
Thomas F. O’Neil	Vice President and Secretary	D.F. Dent
Linda W. McCleary	Vice President	D.F. Dent
Matt F. Dent	Vice President	D.F. Dent
Michael M. Morrill	Vice President	D.F. Dent
Gary D. Mitchell	Vice President	D.F. Dent

(e)	Golden Capital Management, LLC

The following chart reflects the officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 400, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Greg W. Golden	Chief Executive Officer and President	Golden Capital Management
Jeff C. Moser	Chief Operating Officer	Golden Capital Management
Jonathan W. Cangalosi	Managing Director of Sales and Client Service	Golden Capital Management
Lynette W. Alexander	Managing Director of Operations	Golden Capital Management
Robert B. Carroll	General Counsel and Chief Compliance Officer	Golden Capital Management
Fred H. Karimian	Director of Quantitative Research	Golden Capital Management

(f)	H.M. Payson & Co.

The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

Name	Title	Business Connection
John C. Downing	Managing Director, Chief Compliance Officer	H.M. Payson & Co.
Thomas M. Pierce	Managing Director	H.M. Payson & Co.
Peter E. Robbins	Managing Director, Chief Executive Officer, Chief Investment Officer	H.M. Payson & Co.
John H. Walker	Managing Director, Chairman of the Board	H.M. Payson & Co.
Teresa M. Esposito	Managing Director, Chief Operations Officer, Chief Financial Officer	H.M. Payson & Co.
John C. Knox	Managing Director	H.M. Payson & Co.
Michael R. Currie	Managing Director, President	H.M. Payson & Co.
William N. Weickert	Managing Director, Director of Research & Secretary	H.M. Payson & Co.
John S. Beliveau	Managing Director	H.M. Payson & Co.
Joel S. Harris	Managing Director	H.M. Payson & Co.
David R. Hines	Managing Director	H.M. Payson & Co.

(g)	King Investment Advisors, Inc.

The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Roger E. King	Chairman and President	King
John R. Servis	Director Owner, Commercial Real Estate	King, John R. Servis Properties 626 Wilcrest Dr. Houston, TX 77024
Pat H. Swanson	Chief Compliance Officer	King
Jane D. Lightfoot	Secretary/Treasurer	King

(h)	Polaris Capital Management, LLC.

The following chart reflects the directors and officers of Polaris Capital Management, LLC., including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Bernard R. Horn, Jr.	President, Portfolio Manager	Polaris Capital Management, LLC
Sumanta Biswas	Vice President & Assistant Portfolio Manager	Polaris Capital Management, LLC
Kathy Jacobs	Vice President, Corporate Secretary	Polaris Capital Management, LLC
Lorroine Horn	Director	Polaris Capital Management, LLC
Christopher K. McLeod	Director	Polaris Capital Management, LLC
	President & CEO	454 Life Sciences, a Roche Company 15 Commercial St., Branford, CT 06405

(i)	Pine Cobble Capital, LLC

The following chart reflects the directors and officers of Pine Cobble Capital, LLC (“Pine Cobble”), including their business connections, which are a substantial nature.  The address of Pine Cobble is 60 William Street, Suite 140, Wellesley, Massachusetts 02481, and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Robert A. Nicholson	Managing Member	Pine Cobble
Zev D. Nijensohn	Managing Member	Pine Cobble
Kurt P. Dahlgren	Chief Financial Officer & Chief Compliance Officer	Pine Cobble

(j)	Absolute Investment Advisers, LLC

The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Anthony R. Bosch	Managing Principal, General Counsel and Chief Compliance Officer	Absolute
Brian D. Hlidek	Managing Principal	Absolute
James P. Compson	Managing Principal and Portfolio Manager	Absolute
Christian E. Aymond	Managing Principal	Absolute
Christopher A. Ward	Principal	Absolute

(k)	Aronson+Johnson+Ortiz, LP

The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Theodore R. Aronson	Managing Principal; Limited Partner	AJO
Martha E. Ortiz	Principal; Limited Partner	AJO
Kevin M. Johnson	Principal; Limited Partner	AJO
Paul E. Dodge	Principal; Limited Partner	AJO
Stefani Cranston	Principal; Limited Partner	AJO
Gina Maria N. Moore	Principal; Limited Partner	AJO
Stuart P. Kaye	Principal; Limited Partner	AJO.Prior to joining AJO in 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.
Gregory J. Rogers	Principal; Limited Partner	AJO
Aronson+Johnson+Ortiz, LLC	General Partner	AJO
Joseph F. Dietrick	Principal; Limited Partner; Chief Compliance Officer	AJO
Douglas D. Dixon	Principal; Limited Partner	AJO
R. Brian Wenzinger	Principal; Limited Partner	AJO
Christopher J. Whitehead	Principal; Limited Partner	AJO

(l)	Longhorn Capital Partners, L.P.

The following chart reflects the directors and officers of Longhorn Capital Partners, L.P., including their business connections, which are of a substantial nature. The address of Longhorn Capital Partners, L.P. is 1445 Ross Avenue, Suite 5000, Dallas, Texas 75202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Kristopher N. Kristynik	Principal and Chief Investment Officer	Longhorn
Philip M. Eckian	Principal and Co-Portfolio Manager	Longhorn
Britton L. Brown	Chief Financial Officer and Chief Compliance Officer	Longhorn

(m)	St. James Investment Company, LLC

The following chart reflects the directors and officers of St. James, including their business connections, which are of a substantial nature. The address of St. James is 2716 Fairmount Street, Dallas, Texas 75201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Brian C. Mark	Member	St. James
Robert J. Mark	Managing Member, Chief Compliance Officer	St. James
Lawrence J. Redell	Member	St. James
William R. Sachs	Member	St. James

(n)	Horizon Asset Management, Inc.

The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Denise M. Kashey	Director	Horizon
Steven Bregman	Director; President & Chief Operations Officer	Horizon
Mark Wszolek	Chief Compliance Officer	Horizon
Peter Doyle	Director; Vice President;	Horizon
Thomas C. Ewing	Director	Horizon
Andrew M. Fishman	Chief Compliance Officer; General Counsel & Secretary	Horizon
John Meditz	Vice Chairman; Director	Horizon
Murray Stahl	Chairman; Treasurer & Chief Executive Officer	Horizon

(o)	MetWest Asset Management, LLC (MetWest)

The following chart reflects the directors and officers of MetWest, including their business connections, which are of a substantial nature. The address of MetWest is 865 Figueroa Street, Los Angeles, California 90017 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Tad Rivelle	Chief Investment Officer	MetWest
David B. Lippman	Chief Executive Officer	MetWest
Laird R. Landmann	President	MetWest
Scott B. Dubchansky	Managing Director	MetWest
Bryan Whalen	Managing Director	MetWest
Mitchell Flack	Managing Director	MetWest
Stephen M. Kane	Generalist Portfolio Manager	MetWest
Joseph D. Hattesohl	Chief Financial Officer	MetWest
Anthony C. Scibelli	Director of Marketing	MetWest
Patrick A. Moore	Director of Client Service	MetWest
Keith T. Kirk	Chief Compliance Officer	MetWest
George Ristic	Chief Technology Officer	MetWest
Cal Rivelle	Chief Operating Officer	MetWest
MWAM Holdings, LLC	Member	MetWest

(p)	SSI Investment Management, Inc.

The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
John D. Gottfurcht	President	SSI
Amy J. Gottfurcht	Chairman; CEO; Secretary	SSI
George M. Douglas	Vice President; Chief Investment Officer	SSI
Syed F. Mehdi	CCO; Vice President; Human Resources	SSI

(q)	TWIN Capital Management, Inc.

The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Geoffrey Gerber	President; CIO	TWIN
James D. Drake	Controller; Chief Compliance Officer	TWIN
Christopher Erfort	Senior Vice President, Portfolio Management	TWIN
James Hough	Senior Vice President, Quantitative Systems	TWIN

(r)	Yacktman Asset Management Co.

The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Donald A. Yacktman	President & Treasurer	Yacktman
Ronald W. Ball	Senior Vice President	Yacktman
Stephen A. Yacktman	Senior Vice President & Secretary	Yacktman
Jason Subotky	Vice President	Yacktman
Russell Wilkins	Vice President	Yacktman
Kent Arnett	Vice President & Chief Compliance Officer

(s)	Kovitz Investment Group, LLC

The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Mitchell A. Kovitz	Chief Executive Officer	Kovitz
Jonathan A. Shapiro	Chief Financial Officer	Kovitz
Marc S. Brenner	President, Chief Legal Officer and Chief Compliance Officer	Kovitz
Bruce A. Weininger	Vice President	Kovitz
Harold (Skip) Gianopulos, Jr.	Managing Director	Kovitz
Edward W. Edens	Director-Client Services	Kovitz
Richard P. Salerno	Director-Fixed Income	Kovitz

(t)	Mohican Financial Management, LLC
The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Eric C. Hage	Managing Member, Chief Executive Officer & Chief Investment Officer	Mohican
Daniel C. Hage	Chief Operating Officer and Senior Trader	Mohican

(u)	Merk Investments, LLC (“Merk”)

The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Street #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC; World Fliers Ltd., Director
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Deborah Goldberg	Chief Compliance Officer	Merk Investments LLC

(v)	Spears Abacus Advisors LLC

The following chart reflects the managers and officers of Spears Abacus Advisors LLC (“Spears Abacus”), including their business connections, which are of a substantial nature. The address of Spears Abacus is 147 E. 48th Street, New York, NY 10017, and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
William G. Spears	Chief Executive Officer and Manager	Spears Abacus; Spears, Grisanti & Brown, 2001-2006
Robert M. Raich	President and Manager	Spears Abacus
Frank A. Weil	Manager	Spears Abacus
Stephen H. Frank	Principal	Spears Abacus

(w)	Green Eagle Capital LLC

The following chart reflects the directors and officers of Green Eagle Capital LLC, including their business connections, which are of a substantial nature. The address of Green Eagle Capital LLC is 250 East Illinois Road, Suite 200, Lake Forest, IL 60045 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Daniel Sperrazza	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.
Glenn Migliozzi	Managing Member	Green Eagle Capital Management, LLC (General Partner of Green Eagle Credit Fund, LP)
	Director and Secretary	Green Eagle Credit Master Fund, Ltd. and Green Eagle Credit Offshore Fund, Ltd.

(x)	Madden Asset Management, LLC

The following chart reflects the directors and officers of Madden Asset Management, LLC, including their business connections, which are of a substantial nature. The address of Madden Asset Management, LLC is One International Place, 24th Floor, Boston, MA 02110 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Rob Madden	Managing Member	Madden Asset Management, LLC
Scott Madden	COO	Madden Asset Management, LLC

(y)	Kingstown Capital Management, LP

The following chart reflects the directors and officers of Kingstown Capital Management, LP, including their business connections, which are of a substantial nature. The address of Kingstown Capital Management, LP, is 1270 Broadway, Suite 1009, New York, NY 10001 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Michael Blitzer	Managing Partner	Also Managing Partner of Kingstown Partners, LP
Guy Shanon	Managing Partner	Also Managing Partner of Kingstown Partners, LP

(z)	Semaphore Management LLC

The following chart reflects the directors and officers of Semaphore Management LLC, including their business connections, which are of a substantial nature. The address of Semaphore Management LLC is 320 Park Avenue, 10th Floor, New York, New York 10022 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Paul J. Carpenter	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Hoyt Ammidon, III	Managing Member	Semaphore Management LLC
	Managing Member	Otis Partners LLC
	Director	Semaphore Offshore Ltd
Robert C. Penberth	Chief Financial Officer and Chief Compliance	Semaphore Management LLC

(aa)	Holland Capital Management LLC

The following chart reflects the directors and officers of Holland Capital Management LLC, including their business connections, which are of a substantial nature.  The address of Holland Capital Management LLC is One North Wacker Drive, Suite 700, Chicago, Illinois, 60606 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Louis A. Holland	Director	Consultant: Cumota LLC; Cumota Consulting LLC; Brickland Partners, Inc.
Monica L. Walker, CPA	President, Chief Investment Officer – Equity; Director; Former Managing Director, Managing Partner and Portfolio Manager	None
Laura J. Janus, CFA	Chief Investment Officer – Fixed Income; Director; Former Managing Partner and Portfolio Manager	None
Susan M. Chamberlain	Chief Compliance Officer	None

(bb)	Waterville Capital, LLC

The following chart reflects the directors and officers of Waterville Capital, LLC, including their business connections, which are of a substantial nature.  The address of Waterville Capital, LLC, is Radnor Court, Suite 140, 259 Radnor-Chester Road, Radnor, PA 19087 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Other Business Connection
F. Sean Bonner	Managing Member	None
Joseph Delaney	Managing Member, Chief Compliance Officer	None

(cc)	UCM Partners, L.P.

The following chart reflects the directors and officers of UCM Partners, L.P., including their business connections, which are of a substantial nature.  The address of UCM Partners, L.P. is 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.
Name	Title	Business Connection
Gregory Parsons	Chief Executive Officer	UCM Partners, L.P.
	Managing Member (2007-2008)	CP Capital Partners
Thomas Mandel	Senior Managing Director	UCM Partners, L.P.
Jay Menozzi	Chief Investment Officer	UCM Partners, L.P.

(dd)	MAI Wealth Advisors, LLC

The following chart reflects the directors and officers of MAI Wealth Advisors, LLC, including their business connections, which are of a substantial nature.  The address of MAI Wealth Advisors, LLC 1360 E. Ninth Street, Suite 1100, Cleveland, OH  44114 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Richard J. Buoncore	Managing Partner	MAI Wealth Advisors, LLC
	Director	United Community Financial Corp.
	Trustee	Fordham University
Gerald H. Gray	Chief Investment Officer	MAI Wealth Advisors, LLC
Mark H. Summers	Chief Operating Officer	MAI Wealth Advisors, LLC
Thomas J. Bartos	Chief Compliance Officer	MAI Wealth Advisors, LLC
Kenneth W. Ostrowski	Managing Director	MAI Wealth Advisors, LLC
Mark J. Castell	Managing Director	MAI Wealth Advisors, LLC
Lu Anne Morrison	Managing Director	MAI Wealth Advisors, LLC
John G. Palguta	Managing Director	MAI Wealth Advisors, LLC
Roberta J. Lemmo	Managing Director	MAI Wealth Advisors, LLC
James D. Kacic	Chief Financial Officer	MAI Wealth Advisors, LLC

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	DundeeWealth Funds
American Beacon Mileage Funds	Henderson Global Funds
American Beacon Select Funds	Nomura Partners Funds, Inc.
Bridgeway Funds, Inc.	PMC Funds, Series of the Trust for Professional Managers
Central Park Group Multi-Event Fund	Revenue Shares ETF Trust
Century Capital Management Trust	Sound Shore Fund, Inc.
Direxion Shares ETF Trust	Wintergreen Fund, Inc.
Forum Funds	Javelin Exchange-Traded Trust
AdvisorShares Trust	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Turner Funds	Ironwood Multi-Strategy Fund LLC
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	Ironwood Institutional Multi-Strategy Fund LLC
FocusShares Trust	Bennett Group of Funds
del Rey Global Investors Funds	Precidian ETFs Trust

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Registrant’s Principal Underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President and Manager	None
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer, Vice President	None
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
Lisa S. Clifford	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Director of Compliance	None

(c)	Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant’s custodian, as listed under “Custodian” in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant’s adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on July 29, 2011.

Forum Funds

/s/ Stacey E. Hong
Stacey E. Hong, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 29, 2011.

(a)	Principal Executive Officer

/s/ Stacey E. Hong
Stacey E. Hong
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*

By:	/s/ Lina Bhatnagar
Lina Bhatnagar
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBIT

( d)(11)	Amended and restated Investment Advisory Agreement between Registrant and Merk Investments, LLC is filed herewith .

(i)	Opinion and consent of K&L Gates LLP is filed herewith.

(j)	Consent of BBD, LLP is filed herewith.